UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-02277

Value Line Income and Growth Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item I.  Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/14 is included with this Form.

Semi - Annual Report
June 30, 2014

Value Line Premier Growth Fund, Inc.
(VALSX)

The Value Line Fund, Inc.
(VLIFX)

Value Line Income and Growth Fund, Inc.
(VALIX)

Value Line Larger Companies Fund, Inc.
(VALLX)

Value Line Core Bond Fund
(VAGIX)

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00116881

Table of Contents

President’s Letter with Economic, and Market Commentary	3

Value Line Premier Growth Fund, Inc.:
Manager Discussion of Fund Performance	6
Portfolio Highlights	8
Schedule of Investments	9

The Value Line Fund, Inc.:
Manager Discussion of Fund Performance	11
Portfolio Highlights	13
Schedule of Investments	14

Value Line Income and Growth Fund, Inc.:
Manager Discussion of Fund Performance	16
Portfolio Highlights	19
Schedule of Investments	20

Value Line Larger Companies Fund, Inc.:
Manager Discussion of Fund Performance	27
Portfolio Highlights	29
Schedule of Investments	30

Value Line Core Bond Fund:
Manager Discussion of Fund Performance	32
Portfolio Highlights	34
Schedule of Investments	35

Statements of Assets and Liabilities	42

Statements of Operations	43

Statements of Changes in Net Assets	44

Financial Highlights	48

Notes to Financial Statements	50

Fund Expenses	58

Factors Considered	59

2

President’s Letter (unaudited)

Dear Fellow Shareholders:

We are pleased to present you with this semi-annual report for Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc. and Value Line Core Bond Fund (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2014.

The six months ended June 30, 2014 were rewarding ones for the equity, hybrid and fixed income Value Line Funds, as both equities and fixed income generated positive returns. Generally low market volatility and recovery in U.S. economic growth in the second quarter of 2014, following severe winter weather that dampened growth in the first calendar quarter, helped support market gains. The semi-annual period was also highlighted by several of the Funds being recognized for their long-term performance and attractive risk profiles.

●
Value Line Premier Growth Fund, Inc. outpaced its peers for the five- and ten-year periods ended June 30, 2014, as noted by leading independent mutual fund advisory service Lipper Inc.1 (multi-cap growth category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Preservationi versus its peers as of June 30, 2014. Additionally, the Fund earned an Overall four-star rating from Morningstar2 in the mid-cap growth category among 635 funds as of June 30, 2014 based on risk-adjusted returns. Morningstar gave the Fund a Risk rating of Low.ii

●	The Value Line Fund, Inc. was given a Risk rating of Lowiv by Morningstar as of June 30, 2014.

●
Value Line Income and Growth Fund, Inc. outpaced its peers for the six-month and one-, three-, five- and ten-year periods ended June 30, 2014, as noted by Lipper Inc.1 (mixed-asset target allocation moderate category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Consistent Returniii versus its peers as of June 30, 2014. Additionally, the Fund earned an Overall four-star rating from Morningstar2 in the moderate allocation category among 730 funds as of June 30, 2014 based on risk-adjusted returns. Morningstar gave the Fund a Risk rating of Below Average.vi

●	Value Line Larger Companies Fund, Inc. was given a Risk rating of Below Averagevii by Morningstar as of June 30, 2014.

●
Value Line Core Bond Fund outpaced its peers for the three-, five- and ten-year periods ended June 30, 2014, as noted by Lipper Inc.1 (investment grade debt category). Lipper also awarded its top Lipper Leader rating of 5 to the Fund for Total Returnv versus its peers as of June 30, 2014.

Also a highlight of the semi-annual period was welcoming Cindy Starke to our portfolio management team after Mark Spellman left the firm in February 2014 to pursue other opportunities. Prior to joining us in June 2014, Cindy was a portfolio manager and equity analyst at Spears Abacus Advisors from 2012 to 2014. From 2010 to 2012, she was an equity analyst with Conative Capital Management, and from 2007 to 2009, a managing director, portfolio manager and equity analyst at Barrett Associates. From 1999 to 2007, she was managing director, portfolio manager and equity analyst at NewBridge Partners and Victory NewBridge. Cindy currently serves as portfolio manager of Value Line Larger Companies Fund, Inc. and as a co-portfolio manager of Value Line Income and Growth Fund, Inc.

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.

Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets over the six months ended June 30, 2014, especially given the newsworthy events of the semi-annual period. With the positive performance results of the Funds during the first half of 2014, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds, which you can read about on the following pages, in your investment portfolio. You can also find out more about the entire family of Value Line Funds at our website, www.vlfunds.com, newly redesigned to be even more informative, user-friendly and comprehensive.

Economic Review

U.S. real Gross Domestic Product (GDP) got off to a slow start in 2014, contracting at a 2.9% annualized rate from January through March. This was the biggest decline in the pace of U.S. economic growth since the first quarter of 2009. Part of the decline was due to the unusually harsh winter weather conditions throughout much of the nation. In turn, consumer spending grew at the weakest pace in five years, restrained further by a drop in health care outlays. Such low health care spending was largely unexpected, as the U.S. Bureau of Economic Analysis had earlier estimated that major provisions of President Obama’s signature health care law would result in increased medical spending by consumers. Second quarter GDP numbers are widely expected to show a significant increase over those of the first quarter, supported by what many anticipate to be some upside surprises in the labor and housing markets as well as in consumer confidence.

Inflation remained modest through the semi-annual period though inching up to hover around the Federal Reserve’s (the Fed’s) target of 2.0%. The headline Consumer Price Index (CPI) rose 2.1% over the 12 months ended June 30, 2014 before seasonal adjustment. Core inflation, which excludes food and energy and which is the price measure tied to consumer spending watched most closely by the Fed, was up 1.9% in June 2014 from a year earlier. Limited wage growth was a key contributor to the relatively benign inflation scenario.

3

(continued)

The U.S. saw moderate but unspectacular job growth. While the unemployment rate declined from 6.7% at the close of 2013 to 6.1% at the end of June 2014, job creation was lackluster, with hiring generally concentrated in sectors representative of low-wage jobs. Still, the consumer looked more positively on the U.S. economy overall, with the Consumer Confidence Index rising from 78.1 in December 2013 to 85.2 in June 2014, its highest level since January 2008. Consumers indicated that they expect business conditions to improve, and their assessment of the job market also grew more favorable.

Against this backdrop of disappointing economic growth but declining unemployment and still modest inflation, the Fed left the targeted federal funds rate unchanged throughout the semi-annual period. By the end of June 2014, the majority of Fed governors saw the first interest rate hike likely to occur in 2015. Despite expectations for improved economic activity in the second half of 2014, Fed Chair Janet Yellen reaffirmed the Fed’s commitment to maintaining accommodative monetary policy until a more robust recovery can be sustained. While there were pockets of economic strength and lower unemployment, these trends were not as strong as the Fed had hoped. Meanwhile, the Fed’s bond-buying program was tapered by $10 billion per month each month since January 2014, with the wind-down targeted for completion in October 2014.

Equity Market Review

U.S. equities, as measured by the S&P 500® Index3, posted a solid gain of 7.14% during the six months ended June 30, 2014, despite the weak U.S. economic data early in the calendar year. Indeed, even with a weak January 2014, the S&P 500® Index experienced a sixth consecutive quarterly gain, a record not matched since 1998. The U.S. equity market’s climb to new highs through the end of June 2014, amidst low volatility and improved economic data in the second calendar quarter, was supported by many U.S. corporate earnings announcements reflecting top-line growth, even as overall management guidance for 2014 was less optimistic than consensus.

All ten sectors of the S&P 500® Index posted positive absolute performance for the semi-annual period, with the utilities, energy and health care sectors leading the way. Consumer discretionary, industrials, telecommunication services and financials were the weakest sectors during the semi-annual period.

Fixed Income Market Review

In contrast to a challenging 2013, the broad U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index4, posted a solid positive return of 3.93% during the semi-annual period. The yield curve flattened, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. The yield on the bellwether 10-year U.S. Treasury note fell approximately 51 basis points during the semi-annual period, while the yield on the 30-year U.S. Treasury declined approximately 62 basis points. (A basis point is 1/100th of a percentage point.) The 30-year U.S. Treasury bond’s especially strong performance stemmed both from low inflation and from a flood of buyers looking for relative safety away from the comparatively slower economic growth seen in the European Union and the BRIC nations (Brazil, Russia, India and China).

Weak first quarter GDP, lackluster job growth and inflation hovering around the Fed’s target level of 2% kept interest rates low during the semi-annual period. A combination of low interest rates and low market volatility led many investors on a search for yield, benefiting the performance of spread, or non-U.S. Treasury, sectors, particularly in the middle and lower credit rating bands, and causing U.S. Treasuries to lag in comparison. Corporate bonds, both investment grade and high yield, and securitized debt most significantly outperformed U.S. Treasuries during the semi-annual period. Another factor supporting investors’ heightened risk tolerance was the progress made in several European countries toward better economic conditions.

* * *

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel
President of the Value Line Funds

4

(continued)

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

1
Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that trust stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservation and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4: the middle 20% are rated 3: the next 20% are rated 2; and the lowest 20% are rated 1.

i
For Value Line Premier Growth Fund, Inc.: Preservation 5 rating for 3-year (10,893 funds), 5-year (9,123 funds) and overall (10,893 funds) periods ended June 30, 2014; 4 rating for 10-year (5,423 funds) period ended June 30, 2014.

iii
For Value Line Income and Growth Fund, Inc.: Consistent 5 rating for 10-year (254 funds) and overall (445 funds) periods ended June 30, 2014; 4 rating for 3-year (445 funds) and five-year (385 funds) periods ended June 30, 2014.

v
For Value Line Core Bond Fund: Total Return 5 rating for 5-year (400 funds), 10-year (288 funds) and overall (466 funds) periods ended June 30, 2014; 3 rating for 3-year (466 funds) period ended June 30, 2014.

2
The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 starts next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five- and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year ratings/40% three-year rating. At least 10 years uses 50% ten-year rating/30% five-year rating/20% three-year rating.

ii
For Value Line Premier Growth Fund, Inc.: Four-star rating for 3-year (635 funds), 5-year (574 funds), 10-year (417 funds) and Overall (635 funds) periods ended June 30, 2014. All in the mid-cap growth category. Morningstar Risk: Low for the 3-year and 5-year periods ended June 30, 2014; Below Average for the 10-year and Overall periods ended June 30, 2014.

	iv	For The Value Line Fund, Inc.: Morningstar Risk: Low for the 3-year, 5-year and Overall periods ended June 30, 2014; Below Average for the 10-year period ended June 30, 2014.

vi
For Value Line Income and Growth Fund: Four-star rating for 10-year (423 funds) and Overall (730 funds) periods ended June 30, 2014; 3-star rating for 3-year (730 funds) and 5-year (649 funds) periods ended June 30, 2014. All in the moderate allocation category. Morningstar Risk: Below Average for the 3-year, 5-year, 10-year and Overall periods ended June 30, 2014.

	vii	For Value Line Larger Companies Fund, Inc.: Morningstar Risk: Below Average for the 3-year, 5-year, 10-year and Overall periods ended June 30, 2014.

3
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

4
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

5

VALUE LINE PREMIER GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund primarily seeks long-term growth of capital.

To achieve the Fund’s goal, the Fund’s investment adviser invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investments according to a company’s size, or to a sector weighting.

Manager Discussion of Fund Performance

Below, Value Line Premier Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2014.

How did the Fund perform during the semi-annual period?

The Fund generated a cumulative total return of 4.35% during the six months ended June 30, 2014. This compares to the 7.14% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

The Fund generated solid absolute gains but underperformed the S&P 500® Index during the six-month reporting period due to both stock selection and sector allocation decisions overall.

Also, while the semi-annual period ended June 30, 2014 saw gains for the equity market, value stocks outperformed growth stocks, and large-cap stocks outperformed small-cap stocks. Relative to the benchmark, both of these factors acted as headwinds to Fund results, as the Fund concentrates its holdings on growth-oriented stocks and on stocks with an average market capitalization well below that of the S&P 500® Index.

Which equity market sectors most significantly affected Fund performance?

Stock selection in information technology, industrials and energy detracted from the Fund’s performance most during the semi-annual period. Having underweighted allocations to the strongly performing information technology and energy sectors and having an overweighted exposure to the weaker industrials sector also hurt. In information technology, the Fund held no positions in the strongly performing large-cap stocks in the sector, including Apple, Microsoft, Intel and Facebook, each of which saw their shares climb double-digits during the semi-annual period. The Fund was overweighted, however, in global payment solutions company MasterCard, whose shares declined on profit-taking after being one of the Fund’s best performers in 2013. We trimmed the Fund’s position in MasterCard during the semi-annual period because it had grown into a larger holding than we were comfortable with after its prior year’s growth. A sizable position in application software developer Ansys also hurt, as its shares fell. In industrials, positions in engineering and constructing firm Chicago Bridge & Iron, electronic instruments manufacturer Ametek, aerospace and defense parts manufacturer Precision Castparts and human resources and financial consulting services provider Towers Watson each dampened results, as each saw share price declines during the semi-annual period. We trimmed the Fund’s position in Towers Watson during the semi-annual period because of signs that its long-term earnings and stock price growth may be slowing. In energy, an underweighted exposure to the oil services industry particularly hurt, as the Fund held no positions in either Schlumberger or Halliburton, both of which saw robust gains during the semi-annual period.

Partially offsetting these detractors were the positive contributions made by effective stock selection in the financials and telecommunication services sectors. Having an underweighted allocation to the weakly-performing financials sector also helped. In financials, a position in India’s HDFC Bank, whose shares rallied strongly, boosted the Fund’s relative results. Not holding positions in laggards Citigroup and JPMorgan Chase also buoyed Fund performance. In telecommunication services, a position in wireless communications infrastructure owner and operator SBA Communications was a particularly strong performer.

Which stocks detracted significantly from the Fund’s performance during the semi-annual period?

During the semi-annual period, among the stocks that detracted most from the Fund’s relative performance was MasterCard, already mentioned. Positions in TJX Companies, a discount apparel and home fashion retailer, and LKQ, an automotive products and services wholesaler, also detracted significantly, each suffering from quarterly earnings reports that were weaker than forecast.

6

(continued)

What were some of the Fund’s best-performing individual stocks?

Among the individual stocks that contributed most to the Fund’s relative results were pharmaceuticals company Novo Nordisk, Indian bank HDFC Bank and life science equipment firm Idexx Laboratories.

Novo Nordisk performed well on continued strong earnings results that drove a quadrupling of its stock price since the Fund established a position in its shares five years ago. HDFC Bank, mentioned earlier as an outstanding performer in the financials sector, had been one of the Fund’s weakest performers in 2013. Its shares rebounded during the semi-annual period as investors regained confidence in India and its improving economy. Shares of Idexx Laboratories rose on continued strong earnings results that drove an 800%-plus gain in its stock price since we established a Fund position in its shares more than a decade ago.

Avoiding a position in diversified industrials and financial services conglomerate General Electric, whose shares fell during the semi-annual period, further boosted the Fund’s relative results.

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

Did the Fund make any significant purchases or sales during the semi-annual period?

During the semi-annual period, we initiated a Fund position in consumer products manufacturing giant Procter & Gamble in recognition of its consistent long-term growth record in earnings and stock price, generated by its powerful product portfolio. We added to the Fund’s positions in diversified defense company General Dynamics and information services provider IHS, as each continued to deliver good earnings and stock price growth.

We sold the Fund’s position in natural food supermarket owner and operator Whole Foods Market because its quarterly earnings reports began to disappoint. We also exited the Fund’s position in Internet exchange services provider Equinix because of reduced consistency and predictability in its earnings and stock price.

Were there any notable changes in the Fund’s weightings during the six-month period?

There were no material changes in the Fund’s sector weightings during the six-month period ended June 30, 2014.

How was the Fund positioned relative to its benchmark index at the end of June 2014?

As of June 30, 2014, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the energy, financials and information technology sectors and rather neutrally weighted relative to the Index in the consumer discretionary, consumer staples, health care, utilities, telecommunication services sectors on the same date.

What is your tactical view and strategy for the months ahead?

Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to continue to provide superior returns to our shareholders over the long term.

7

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at June 30, 2014 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
Alexion Pharmaceuticals, Inc.	37,800	$5,906,250	1.5%
Alliance Data Systems Corp.	19,400	5,456,250	1.4%
Roper Industries, Inc.	36,000	5,256,360	1.3%
AMETEK, Inc.	96,750	5,058,090	1.3%
Danaher Corp.	61,000	4,802,530	1.2%
Ecolab, Inc.	43,000	4,787,620	1.2%
MasterCard, Inc. Class A	63,000	4,628,610	1.2%
Henry Schein, Inc.	38,800	4,604,396	1.2%
AMBEV S.A. ADR	650,000	4,576,000	1.2%
Kirby Corp.	39,000	4,568,460	1.2%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

8

Value Line Premier Growth Fund, Inc. Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (98.3%)

	CONSUMER DISCRETIONARY (9.3%)
8,400	AutoZone, Inc. *	$4,504,416
56,000	BorgWarner, Inc.	3,650,640
44,000	Brinker International, Inc.	2,140,600
10,500	Buckle, Inc. (The) (1)	465,780
2,000	Buffalo Wild Wings, Inc. *	331,420
51,000	Dick’s Sporting Goods, Inc.	2,374,560
10,000	Domino’s Pizza, Inc.	730,900
23,000	Genuine Parts Co.	2,019,400
11,200	Gildan Activewear, Inc.	659,456
27,000	Johnson Controls, Inc.	1,348,110
112,000	LKQ Corp. *	2,989,280
18,000	O’Reilly Automotive, Inc. *	2,710,800
40,000	Starbucks Corp.	3,095,200
68,600	TJX Companies, Inc. (The)	3,646,090
21,600	VF Corp.	1,360,800
33,600	Wolverine World Wide, Inc. (1)	875,616
44,000	Yum! Brands, Inc.	3,572,800
		36,475,868

	CONSUMER STAPLES (9.3%)
650,000	AMBEV S.A. ADR	4,576,000
81,000	BRF S.A. ADR	1,969,110
17,000	British American Tobacco PLC ADR	2,024,360
21,300	Brown-Forman Corp. Class B	2,005,821
17,600	Bunge Ltd.	1,331,264
48,400	Church & Dwight Co., Inc.	3,385,580
16,800	Coca-Cola Femsa, S.A.B. de C.V. ADR (1)	1,908,816
18,000	Costco Wholesale Corp.	2,072,880
23,400	Energizer Holdings, Inc.	2,855,502
89,812	Flowers Foods, Inc.	1,893,237
20,000	Fomento Economico Mexicano S.A.B. de C.V. ADR	1,873,000
64,000	General Mills, Inc.	3,362,560
43,000	Hormel Foods Corp.	2,122,050
3,000	McCormick & Co., Inc.	214,770
29,000	PepsiCo, Inc.	2,590,860
14,000	Procter & Gamble Co. (The)	1,100,260
22,000	Reynolds American, Inc.	1,327,700
		36,613,770

	ENERGY (5.7%)
4,400	CNOOC Ltd. ADR	788,876
14,600	Core Laboratories N.V.	2,439,076
22,000	Enbridge, Inc.	1,044,340

Shares		Value
	ENERGY (5.7%) (continued)
29,873	EQT Corp.	$3,193,424
70,000	FMC Technologies, Inc.*	4,274,900
51,400	Noble Energy, Inc.	3,981,444
12,000	Oceaneering International, Inc.	937,560
5,000	Oil States International, Inc. *	320,450
32,000	ONEOK, Inc.	2,178,560
5,346	Pioneer Natural Resources Co.	1,228,564
26,000	TransCanada Corp.	1,240,720
24,600	Ultrapar Participacoes S.A. ADR	580,560
		22,208,474

	FINANCIALS (11.0%)
8,000	ACE Ltd.	829,600
21,000	Affiliated Managers Group, Inc. *	4,313,400
52,600	AFLAC, Inc.	3,274,350
3,000	Alleghany Corp. *	1,314,360
36,000	American Tower Corp. REIT	3,239,280
45,000	Arch Capital Group Ltd. *	2,584,800
8,316	Banco de Chile ADR (1)	666,195
1,300	Bank of Montreal	95,667
22,100	Bank of Nova Scotia	1,471,860
4,700	BlackRock, Inc.	1,502,120
9,400	Brown & Brown, Inc.	288,674
9,400	Camden Property Trust REIT	668,810
3,200	Canadian Imperial Bank of Commerce (1)	291,136
23,200	Equity Lifestyle Properties, Inc. REIT	1,024,512
14,153	Essex Property Trust, Inc. REIT	2,617,031
1,400	Everest Re Group Ltd.	224,686
1	Gaming and Leisure Properties, Inc. REIT	34
75,500	HDFC Bank Ltd. ADR	3,534,910
22,000	M&T Bank Corp.	2,729,100
8,000	PartnerRe Ltd.	873,680
27,000	Portfolio Recovery Associates, Inc. *	1,607,310
5,000	Principal Financial Group, Inc.	252,400
29,000	ProAssurance Corp.	1,287,600
21,500	Prudential Financial, Inc.	1,908,555
26,000	Royal Bank of Canada	1,857,180
10,000	Stifel Financial Corp. *	473,500
17,000	T. Rowe Price Group, Inc.	1,434,970
8,000	Taubman Centers, Inc. REIT	606,480
14,800	Toronto-Dominion Bank (The)	760,868
30,000	Wells Fargo & Co.	1,576,800
		43,309,868

Shares		Value
	HEALTH CARE (12.9%)
37,800	Alexion Pharmaceuticals, Inc. *	$5,906,250
17,200	Allergan, Inc.	2,910,584
15,200	Bayer AG ADR	2,147,304
14,500	Becton, Dickinson & Co.	1,715,350
1,100	Bio-Rad Laboratories, Inc. Class A *	131,681
11,800	Bio-Reference Laboratories, Inc. *	356,596
17,000	C.R. Bard, Inc.	2,431,170
16,000	Catamaran Corp. *	706,560
54,000	Cerner Corp. *	2,785,320
5,400	Cooper Cos., Inc. (The)	731,862
4,000	DaVita HealthCare Partners, Inc. *	289,280
10,000	DENTSPLY International, Inc.	473,500
46,000	Express Scripts Holding Co. *	3,189,180
38,800	Henry Schein, Inc. *	4,604,396
24,000	IDEXX Laboratories, Inc. *	3,205,680
15,000	McKesson Corp.	2,793,150
20,400	Mednax, Inc. *	1,186,260
15,300	Mettler-Toledo International, Inc. *	3,873,654
6,500	MWI Veterinary Supply, Inc. *	922,935
89,000	Novo Nordisk A/S ADR	4,110,910
4,000	ResMed, Inc. (1)	202,520
23,000	Teva Pharmaceutical Industries Ltd. ADR	1,205,660
29,000	Thermo Fisher Scientific, Inc.	3,422,000
8,000	Universal Health Services, Inc. Class B	766,080
7,000	WellPoint, Inc.	753,270
		50,821,152

	INDUSTRIALS (28.9%)
25,300	Acuity Brands, Inc.	3,497,725
96,750	AMETEK, Inc.	5,058,090
39,200	AZZ, Inc.	1,806,336
59,800	Canadian National Railway Co.	3,888,196
1,000	Canadian Pacific Railway Ltd.	181,140
31,000	Chicago Bridge & Iron Co. N.V.	2,114,200
5,000	Civeo Corp. *	125,150
35,000	CLARCOR, Inc.	2,164,750
10,000	Clean Harbors, Inc. *	642,500
61,000	Danaher Corp.	4,802,530
56,000	Donaldson Co., Inc.	2,369,920
26,000	EnerSys	1,788,540
14,800	Equifax, Inc.	1,073,592
18,000	Esterline Technologies Corp. *	2,072,160
30,000	Fastenal Co. (1)	1,484,700
10,000	FedEx Corp.	1,513,800

See Notes to Financial Statements.

9

June 30, 2014

Shares		Value
COMMON STOCKS (continued) (98.3%)

	INDUSTRIALS (28.9%) (continued)
8,000	Flowserve Corp.	$594,800
27,000	General Dynamics Corp.	3,146,850
6,000	Graco, Inc.	468,480
29,062	HEICO Corp.	1,509,480
48,850	IDEX Corp.	3,944,149
18,600	IHS, Inc. Class A *	2,523,462
19,000	ITT Corp.	913,900
33,000	J.B. Hunt Transport Services, Inc.	2,434,740
21,000	Kansas City Southern	2,257,710
39,000	Kirby Corp. *	4,568,460
7,000	L-3 Communications Holdings, Inc.	845,250
26,000	Lincoln Electric Holdings, Inc.	1,816,880
8,000	Oshkosh Corp.	444,240
33,000	Parker Hannifin Corp.	4,149,090
17,800	Precision Castparts Corp.	4,492,720
66,500	Republic Services, Inc.	2,525,005
9,000	Rockwell Automation, Inc.	1,126,440
54,000	Rollins, Inc.	1,620,000
36,000	Roper Industries, Inc.	5,256,360
50,700	Rush Enterprises, Inc. Class A *	1,757,769
4,000	Snap-on, Inc.	474,080
37,600	Stericycle, Inc. *	4,452,592
23,000	Teledyne Technologies, Inc. *	2,234,910
66,000	Toro Co. (The)	4,197,600
8,900	Towers Watson & Co. Class A	927,647
40,000	Union Pacific Corp.	3,990,000
36,000	United Technologies Corp.	4,156,200
12,700	Valmont Industries, Inc. (1)	1,929,765
12,600	W.W. Grainger, Inc.	3,203,802
42,800	Wabtec Corp.	3,534,852
67,600	Waste Connections, Inc.	3,281,980
		113,362,542
	INFORMATION TECHNOLOGY (9.5%)
25,000	Accenture PLC Class A	2,021,000
19,400	Alliance Data Systems Corp. *	5,456,250

Shares		Value
	INFORMATION TECHNOLOGY (9.5%) (continued)
30,800	Amphenol Corp. Class A	$2,967,272
9,700	Anixter International, Inc.	970,679
60,000	ANSYS, Inc. *	4,549,200
17,000	Automatic Data Processing, Inc.	1,347,760
76,000	Cognizant Technology Solutions Corp. Class A *	3,717,160
24,400	Fiserv, Inc. *	1,471,808
63,000	MasterCard, Inc. Class A	4,628,610
11,200	MICROS Systems, Inc. *	760,480
75,000	Salesforce.com, Inc. *	4,356,000
51,000	Trimble Navigation Ltd. *	1,884,450
6,800	Ultimate Software Group, Inc. (The) *	939,556
20,300	WEX, Inc. *	2,130,891
		37,201,116

	MATERIALS (8.3%)
15,000	Air Products & Chemicals, Inc.	1,929,300
8,000	Airgas, Inc.	871,280
3,600	Albemarle Corp.	257,400
26,700	AptarGroup, Inc.	1,789,167
20,000	Ball Corp.	1,253,600
11,800	BASF SE ADR	1,374,700
29,000	Crown Holdings, Inc. *	1,443,040
43,000	Ecolab, Inc.	4,787,620
40,000	FMC Corp.	2,847,600
5,400	NewMarket Corp.	2,117,394
31,000	Praxair, Inc.	4,118,040
24,000	Rockwood Holdings, Inc.	1,823,760
20,200	Scotts Miracle-Gro Co. (The) Class A	1,148,572
30,000	Sigma-Aldrich Corp.	3,044,400
12,800	Syngenta AG ADR	957,440
39,000	Valspar Corp. (The)	2,971,410
		32,734,723

	TELECOMMUNICATION SERVICES (1.0%)
40,000	SBA Communications Corp. Class A *	4,092,000

Shares		Value
	UTILITIES (2.4%) (continued)
165,600	Cia de Saneamento Basico do Estado de Sao Paulo ADR	$1,775,232
60,000	ITC Holdings Corp.	2,188,800
17,400	MDU Resources Group, Inc.	610,740
8,000	NextEra Energy, Inc.	819,840
52,000	Questar Corp.	1,289,600
14,000	Sempra Energy	1,465,940
26,800	Wisconsin Energy Corp.	1,257,456
		9,407,608
	TOTAL COMMON STOCKS (Cost $177,257,743) (98.3%)	386,227,121
SHORT-TERM INVESTMENTS (1.6%)

	MONEY MARKET FUNDS (1.6%)
6,285,972	State Street Institutional Liquid Reserves Fund	6,285,972

	TOTAL SHORT-TERM INVESTMENTS (Cost $6,285,972) (1.6%)	6,285,972
	TOTAL INVESTMENT SECURITIES (99.9%) (Cost $183,543,715)	$392,513,093
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)	450,401
NET ASSETS (100%)	$392,963,494
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($392,963,494 ÷ 11,079,978 shares outstanding)	$35.47

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of June 30, 2014, the market value of the securities on loan was $6,545,741.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$386,227,121	$—	$—	$386,227,121
Short-Term Investments	—	6,285,972	—	6,285,972
Total Investments in Securities	$386,227,121	$6,285,972	$—	$392,513,093

* See Schedule of Investments for further classification.

See Notes to Financial Statements.

10

THE VALUE LINE FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s primary investment objective is long-term growth of capital. Current income is a secondary investment objective.

To achieve the Fund’s investment objectives the Advisor invests substantially all of the Fund’s net assets in common stocks. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

Manager Discussion of Fund Performance

Below, The Value Line Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2014.

How did the Fund perform during the semi-annual period?

The Fund generated a cumulative total return of 4.15% during the six months ended June 30, 2014. This compares to the 7.14% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

The Fund generated solid absolute gains but underperformed the S&P 500® Index during the six-month reporting period due to both stock selection and sector allocation decisions overall.

Also, while the semi-annual period ended June 30, 2014 saw gains for the equity market, value stocks outperformed growth stocks, and large-cap stocks outperformed small-cap stocks. Relative to the benchmark, both of these factors acted as headwinds to Fund results, as the Fund concentrates its holdings on growth-oriented stocks and on stocks with an average market capitalization well below that of the S&P 500® Index.

Which equity market sectors most significantly affected Fund performance?

Stock selection in information technology, industrials and energy detracted from the Fund’s performance most during the semi-annual period. Having underweighted allocations to the strongly performing information technology and energy sectors and having an overweighted exposure to the weaker industrials sector also hurt. In information technology, the Fund held no positions in the strongly performing large-cap stocks in the sector, including Apple, Microsoft, Intel and Facebook, each of which saw their shares climb double-digits during the semi-annual period. The Fund was overweighted, however, in global payment solutions company MasterCard, whose shares declined on profit-taking after being one of the Fund’s best performers in 2013. A sizable position in application software developer Ansys also hurt, as its shares fell. In industrials, positions in engineering and constructing firm Chicago Bridge & Iron, pest control services provider Rollins and railroad systems operator Kansas City Southern each dampened results, as each saw share price declines during the semi-annual period. In energy, an underweighted exposure to the oil services industry particularly hurt, as the Fund held no positions in either Schlumberger or Halliburton, both of which saw robust gains during the semi-annual period.

Partially offsetting these detractors were the positive contributions made by effective stock selection in the financials and telecommunication services sectors. Having an underweighted allocation to the weakly-performing financials sector also helped. In financials, not holding positions in laggards Citigroup and JPMorgan Chase buoyed Fund performance most. In telecommunication services, a position in wireless communications infrastructure owner and operator SBA Communications was a particularly strong performer.

Which stocks detracted significantly from the Fund’s performance during the semi-annual period?

During the semi-annual period, among the stocks that detracted most from the Fund’s relative performance were TJX Companies, a discount apparel and home fashion retailer; LKQ, an automotive products and services wholesaler; and Dicks Sporting Goods, a sporting goods retailer. Each suffered during the semi-annual period from quarterly earnings reports that were weaker than forecast.

What were some of the Fund’s best-performing individual stocks?

Among the individual stocks that contributed most to the Fund’s relative results were specialty pharmaceuticals firm Allergan, pharmaceuticals company Novo Nordisk and diversified energy company ONEOK.

11

(continued)

Allergan benefited from a takeover bid from Valeant Pharmaceuticals International. Novo Nordisk performed well on continued strong earnings results that drove a quadrupling of its stock price since the Fund established a position in its shares five years ago. ONEOK benefited from ongoing strong operating performance.

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

Did the Fund make any significant purchases or sales during the semi-annual period?

During the semi-annual period, we initiated a Fund position in consumer products manufacturing giant Procter & Gamble in recognition of its consistent long-term growth record in earnings and stock price, generated by its powerful product portfolio. We established a Fund position in application software developer Ultimate Software Group for similar reasons, seeking to take advantage of what we believed to be a short-term drop in its stock price during the spring 2014 sell-off of high growth stocks. We added to the Fund’s position in information services provider IHS, as it continued to deliver good earnings and stock price growth.

We sold the Fund’s position in natural food supermarket owner and operator Whole Foods Market because its quarterly earnings reports began to disappoint. We also exited the Fund’s position in Internet exchange services provider Equinix because of reduced consistency and predictability in its earnings and stock price.

Were there any notable changes in the Fund’s weightings during the six-month period?

There were no material changes in the Fund’s sector weightings during the six-month period ended June 30, 2014.

How was the Fund positioned relative to its benchmark index at the end of June 2014?

As of June 30, 2014, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the energy, financials and information technology sectors and rather neutrally weighted relative to the Index in the consumer discretionary, health care, consumer staples, utilities and telecommunication services sectors on the same date.

What is your tactical view and strategy for the months ahead?

Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to continue to provide superior returns to our shareholders over the long term.

12

The Value Line Fund, Inc.
Portfolio Highlights at June 30, 2014 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
Alliance Data Systems Corp.	8,300	$2,334,375	1.9%
Rollins, Inc.	75,600	2,268,000	1.8%
AutoZone, Inc.	4,000	2,144,960	1.7%
Novo Nordisk A/S ADR	45,500	2,101,645	1.7%
Yum! Brands, Inc.	24,800	2,013,760	1.6%
AMETEK, Inc.	36,750	1,921,290	1.5%
Church & Dwight Co., Inc.	26,000	1,818,700	1.4%
Alexion Pharmaceuticals, Inc.	11,600	1,812,500	1.4%
Roper Industries, Inc.	12,400	1,810,524	1.4%
Kirby Corp.	14,700	1,721,958	1.4%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

13

The Value Line Fund, Inc. Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (97.6%)

	CONSUMER DISCRETIONARY (10.9%)
4,000	AutoZone, Inc. *	$2,144,960
13,600	BorgWarner, Inc.	886,584
17,400	Brinker International, Inc.	846,510
6,000	Buckle, Inc. (The) (1)	266,160
7,600	Buffalo Wild Wings, Inc. *	1,259,396
16,800	Dick’s Sporting Goods, Inc.	782,208
3,800	Domino’s Pizza, Inc.	277,742
5,700	Gildan Activewear, Inc.	335,616
33,000	LKQ Corp. *	880,770
3,200	O’Reilly Automotive, Inc. *	481,920
7,400	Penn National Gaming, Inc. *	89,836
9,300	Starbucks Corp.	719,634
32,000	TJX Companies, Inc. (The)	1,700,800
10,400	VF Corp.	655,200
16,800	Wolverine World Wide, Inc.	437,808
24,800	Yum! Brands, Inc.	2,013,760
		13,778,904

	CONSUMER STAPLES (11.4%)
3,100	Boston Beer Co., Inc. (The) Class A *	692,912
4,900	British American Tobacco PLC ADR	583,492
4,000	Bunge Ltd.	302,560
11,400	Casey’s General Stores, Inc.	801,306
26,000	Church & Dwight Co., Inc.	1,818,700
9,000	Costco Wholesale Corp.	1,036,440
7,500	Energizer Holdings, Inc.	915,225
40,500	Flowers Foods, Inc.	853,740
19,000	General Mills, Inc.	998,260
33,000	Hormel Foods Corp.	1,628,550
15,700	Ingredion, Inc.	1,178,128
18,100	J&J Snack Foods Corp.	1,703,572
9,000	PepsiCo, Inc.	804,060
8,000	Procter & Gamble Co. (The)	628,720
6,000	Reynolds American, Inc.	362,100
		14,307,765

	ENERGY (3.8%)
2,000	Core Laboratories N.V.	334,120
14,000	Enbridge, Inc.	664,580
10,000	EQT Corp.	1,069,000
5,600	FMC Technologies, Inc.*	341,992
13,400	Noble Energy, Inc.	1,037,964
3,600	Oceaneering International, Inc.	281,268
15,000	ONEOK, Inc.	1,021,200
		4,750,124

	FINANCIALS (5.5%)
8,000	Affiliated Managers Group, Inc.*	1,643,200
12,000	AFLAC, Inc.	747,000

Shares		Value

	FINANCIALS (5.5%) (continued)
9,000	American Tower Corp. REIT	$809,820
2,000	BlackRock, Inc.	639,200
3,500	Crown Castle International Corp. REIT	259,910
6,300	M&T Bank Corp.	781,515
4,400	MetLife, Inc.	244,464
5,000	Prudential Financial, Inc.	443,850
8,000	Royal Bank of Canada	571,440
4,900	Stifel Financial Corp. *	232,015
6,600	T. Rowe Price Group, Inc.	557,106
		6,929,520

	HEALTH CARE (13.0%)
11,600	Alexion Pharmaceuticals, Inc. *	1,812,500
9,600	Allergan, Inc.	1,624,512
5,800	C.R. Bard, Inc.	829,458
8,740	Catamaran Corp. *	385,959
17,400	Cerner Corp. *	897,492
800	Cooper Cos., Inc. (The)	108,424
1,500	DaVita HealthCare Partners, Inc. *	108,480
3,900	DENTSPLY International, Inc.	184,665
15,340	Express Scripts Holding Co. *	1,063,522
12,700	Henry Schein, Inc. *	1,507,109
6,400	IDEXX Laboratories, Inc. *	854,848
5,600	McKesson Corp.	1,042,776
16,800	Mednax, Inc. *	976,920
4,700	Mettler-Toledo International, Inc.*	1,189,946
45,500	Novo Nordisk A/S ADR	2,101,645
10,000	Teva Pharmaceutical Industries Ltd. ADR	524,200
10,200	Thermo Fisher Scientific, Inc.	1,203,600
		16,416,056

	INDUSTRIALS (30.7%)
7,800	Acuity Brands, Inc.	1,078,350
36,750	AMETEK, Inc.	1,921,290
22,200	Canadian National Railway Co.	1,443,444
800	Canadian Pacific Railway Ltd.	144,912
4,400	Carlisle Companies, Inc.	381,128
10,000	Chicago Bridge & Iron Co. N.V.	682,000
15,000	CLARCOR, Inc.	927,750
6,000	Clean Harbors, Inc.*	385,500
20,700	Danaher Corp.	1,629,711
31,000	Donaldson Co., Inc.	1,311,920
4,800	Equifax, Inc.	348,192
2,400	Esterline Technologies Corp.*	276,288
8,000	Fastenal Co. (1)	395,920
5,000	FedEx Corp.	756,900
9,900	General Dynamics Corp.	1,153,845

Shares		Value

	INDUSTRIALS (30.7%) (continued)
7,300	Graco, Inc.	$569,984
13,983	HEICO Corp.	726,277
16,200	IDEX Corp.	1,307,988
6,000	IHS, Inc. Class A *	814,020
5,850	ITT Corp.	281,385
6,800	J.B. Hunt Transport Services, Inc.	501,704
8,200	Kansas City Southern	881,582
14,700	Kirby Corp.*	1,721,958
5,400	L-3 Communications Holdings, Inc.	652,050
4,000	Lincoln Electric Holdings, Inc.	279,520
6,900	Middleby Corp. (The) *	570,768
3,500	Oshkosh Corp.	194,355
10,400	Parker Hannifin Corp.	1,307,592
5,700	Precision Castparts Corp.	1,438,680
21,300	Republic Services, Inc.	808,761
2,800	Rockwell Automation, Inc.	350,448
75,600	Rollins, Inc.	2,268,000
12,400	Roper Industries, Inc.	1,810,524
12,000	Stericycle, Inc. *	1,421,040
6,000	Teledyne Technologies, Inc.*	583,020
15,600	Toro Co. (The)	992,160
9,600	Union Pacific Corp.	957,600
11,400	United Technologies Corp.	1,316,130
4,200	Valmont Industries, Inc. (1)	638,190
4,900	W.W. Grainger, Inc.	1,245,923
11,500	Wabtec Corp.	949,785
25,300	Waste Connections, Inc.	1,228,315
		38,654,909

	INFORMATION TECHNOLOGY (10.7%)
17,800	Accenture PLC Class A	1,438,952
8,300	Alliance Data Systems Corp.*	2,334,375
7,000	Amphenol Corp. Class A	674,380
2,700	Anixter International, Inc.	270,189
13,500	ANSYS, Inc.*	1,023,570
8,000	Automatic Data Processing, Inc.	634,240
28,000	Cognizant Technology Solutions Corp. Class A *	1,369,480
3,200	Fidelity National Information Services, Inc.	175,168
6,400	Fiserv, Inc. *	386,048
23,000	MasterCard, Inc. Class A	1,689,810
2,800	MICROS Systems, Inc. *	190,120
17,600	Open Text Corp.	843,744
24,000	Salesforce.com, Inc. *	1,393,920
3,000	Ultimate Software Group, Inc. (The) *	414,510
6,100	WEX, Inc. *	640,317
		13,478,823

See Notes to Financial Statements.

14

June 30, 2014

Shares		Value
COMMON STOCKS (97.6%) (continued)

	MATERIALS (9.6%)
3,000	Airgas, Inc.	$326,730
12,000	Ball Corp.	752,160
25,600	Crown Holdings, Inc.*	1,273,856
12,000	Ecolab, Inc.	1,336,080
22,400	FMC Corp.	1,594,656
1,800	NewMarket Corp.	705,798
10,000	Packaging Corp. of America	714,900
10,300	Praxair, Inc.	1,368,252
11,000	Scotts Miracle-Gro Co. (The) Class A	625,460
11,400	Sigma-Aldrich Corp.	1,156,872
25,900	Silgan Holdings, Inc.	1,316,238
12,400	Valspar Corp. (The)	944,756
		12,115,758

	UTILITIES (2.0%)
30,000	ITC Holdings Corp.	1,094,400
4,000	NextEra Energy, Inc.	409,920
23,000	Questar Corp.	570,400
10,900	Wisconsin Energy Corp.	511,428
		2,586,148

	TOTAL COMMON STOCKS (Cost $64,432,786) (97.6%)	123,018,007

Shares		Value
SHORT-TERM INVESTMENTS (2.4%)

	MONEY MARKET FUNDS (2.4%)
3,025,809	State Street Institutional Liquid Reserves Fund	$3,025,809
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,025,809) (2.4%)	3,025,809
	TOTAL INVESTMENT SECURITIES (100.0%) (Cost $67,458,595)	$126,043,816

EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.0%)		(52,340)
NET ASSETS (100%)		$125,991,476

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($125,991,476 ÷ 8,962,383 shares outstanding)		$14.06

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of June 30, 2014, the market value of the securities on loan was $1,300,270.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$123,018,007	$—	$—	$123,018,007
Short-Term Investments	—	3,025,809	—	3,025,809
Total Investments in Securities	$123,018,007	$3,025,809	$—	$126,043,816

* See Schedule of Investments for further classification.

See Notes to Financial Statements.

15

VALUE LINE INCOME AND GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

To achieve the Fund’s goals, the Adviser invests not less than 50% of the Fund’s net assets in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund’s net assets are primarily invested in U.S. government securities, money market securities and investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies (those with a market capitalization of more than $5 billion).

Manager Discussion of Fund Performance

Effective February 2014, Stephen E. Grant replaced Mark T. Spellman as portfolio manager responsible for the equity portion of the Fund. Effective June 2014, Cindy Starke joined Mr. Grant in sharing that equity portfolio management responsibility. Below, Value Line Income and Growth Fund, Inc. portfolio managers Cindy Starke, Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2014.

How did the Fund perform during the semi-annual period?

The Fund generated a cumulative total return of 5.53% during the six months ended June 30, 2014. This compares to the 6.04% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (the Barclays Index), during the same semi-annual period.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

The Fund benefited from effective asset allocation. Throughout the six-month reporting period, the Fund was overweighted equities and underweighted fixed income. With U.S. equities, as measured by the S&P 500® Index, up 7.14% during the semi-annual period, and bonds, as measured by the Barclays Index, posting a return of 3.93%, this asset allocation clearly added value.

Security selection overall within the equity and fixed income portions of the Fund also proved beneficial. However, the Fund’s allocation to cash during a period of rallying markets and a small weighting in convertible equities were a drag on the Fund’s relative performance.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the consumer staples, health care and industrials sectors contributed most positively to the Fund’s results. Only partially offsetting these positive contributors was stock selection in the information technology, materials, energy and utilities sectors, which detracted.

What were some of the Fund’s best-performing individual stocks?

Contributing most to the Fund’s relative results were two pharmaceuticals companies—Actavis and Teva Pharmaceuticals—and semiconductor company Avago Technologies, each of which generated robust double-digit gains during the semi-annual period. Actavis’ shares were up on the news of its accretive acquisition of Forest Laboratories. In addition to anticipated cost savings, we believe the combined company should result in greater product diversification and higher sales growth. Shares of Teva Pharmaceuticals rose after receiving FDA approval for a three-times-a-week version of its leading multiple sclerosis treatment, Copaxone. This approval was an important catalyst, as it gave the company time to convert existing patients on their daily Copaxone treatment before a generic version is approved. Avago Technologies’ shares rose sharply based on good results and the accretive benefits and diversification gains from its acquisition of LSI.

Which stocks detracted significantly from the Fund’s performance during the semi-annual period?

During the semi-annual period, the stocks that detracted most from the Fund’s performance were office products superstore Staples, construction and engineering firm Chicago Bridge & Iron and master limited partnership engaged in natural gas transportation and storage Boardwalk Pipeline Partners LP, each of which experienced double-digit share price declines. Shares of Staples dropped, as the company’s same-store sales and gross margins fell short of expectations. In our view, Staples’ business appears to be in a secular decline. Seeing further downside risk, we sold the Fund’s position in Staples by the end of the semi-annual period. Chicago Bridge & Iron’s shares sold off following a weaker than expected first quarter 2014 earnings report. We maintained the Fund’s position in the firm, however, as the shortfall appeared to us to be timing-related rather than any fundamental problem with the company’s business. Boardwalk Pipeline Partners LP saw its shares decline after announcing disappointing earnings results and guidance that fell short of expectations. We sold the Fund’s position in Boardwalk Pipeline Partners LP by the end of the semi-annual period.

(continued)

Did the equity portion of the Fund make any significant purchases or sales?

During the semi-annual period, we initiated positions in Starbucks, Estee Lauder Companies and Visa. Starbucks is the world’s leading coffee retailer with more than 20,000 locations around the globe. The company generates revenues from its company-owned stores, licensed stores, consumer packaged goods business and food service operations. With a loyal and expanding global customer base, we believe the company is well positioned to grow both its sales and earnings during the coming years. We established a Fund position in Estee Lauder Companies, a leading company in the global prestige beauty product market. Estee Lauder Companies owns a diversified portfolio of well-known beauty brands that, in our view, stand to benefit from growing global disposable incomes and an aging global population. The Fund purchased shares of Visa, a leading global payments technology company. Visa is well positioned, in our view, to be one of the winners in the secular transition to digital payments from checks and cash. Some analysts estimate that the digital payments opportunity is only 15% penetrated globally.

In addition to those sales already mentioned, we sold the Fund’s position in discount retailer Target, as the company’s sales growth remained challenged, and it appeared that e-commerce competition continued to impact its in-store customer traffic. We eliminated the Fund’s position in consumer foods manufacturer General Mills, as we felt its shares were fully valued, and we had grown concerned about slowing U.S. sales. We exited the Fund’s position in global logistics company Expeditors International of Washington, as we saw what we considered to be downside risk in its margins and earnings.

Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?

During the semi-annual period, we decreased weightings in the financials and materials sectors, and we increased positions in the consumer discretionary and information technology sectors.

How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2014?

As of June 30, 2014, the Fund was overweighted relative to the S&P 500® Index in the telecommunication services and utilities sectors. The Fund was underweighted relative to the S&P 500® Index in the materials sector and was rather neutrally weighted to the S&P 500® Index in the consumer discretionary, consumer staples, energy, financials, health care, industrials and information technology sectors on the same date.

What was the duration strategy of the fixed income portion of the Fund?

Given the market’s low volatility and the 10-year U.S. Treasury’s narrow trading range, especially during the second calendar quarter, we kept the Fund’s duration in a relatively tight band of 1/4 year either longer or shorter than that of the Barclays Index. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

While duration positioning had an overall neutral impact on results during the semi-annual period, yield curve positioning detracted. Longer duration assets were the best performers during the semi-annual period, and the fixed income portion of the Fund had an underweighted exposure to the long-term end of the yield curve. Yield curve indicates the spectrum of maturities within a particular sector.

Which fixed income market segments most significantly affected Fund performance?

Overall, the fixed income portion of the Fund outperformed its benchmark, the Barclays Index. The biggest positive contributors to performance were investment grade and high yield corporate bonds. During the semi-annual period, higher risk assets outperformed lower risk assets, and the fixed income portion of the Fund was significantly overweight investment grade corporate bonds relative to the Barclays Index, while maintaining a significant underweight to U.S. Treasuries. Investment grade corporate bonds outperformed U.S. Treasuries by approximately 300 basis points during the semi-annual period. (A basis point is 1/100th of a percentage point.) Within corporate credit, we also maintained an out-of-benchmark exposure to high yield corporate bonds. This high yield corporate bond exposure had a positive impact on relative results, as high yield corporate bonds outperformed the Barclays Index by approximately 150 basis points during the semi-annual period. U.S. Treasuries, particularly those on the short-term end of the yield curve, were the weakest performers during the semi-annual period, and so the fixed income portion of the Fund’s underweight to these holdings proved prudent as well.

(continued)

Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?

The most significant sector shifts in the fixed income portion of the Fund encompassed a reduction in U.S. Treasuries with a similar incremental increase in corporate bonds, both investment grade and high yield. To a more modest degree, exposure to securitized assets edged up, with the increased exposure coming from commercial mortgage-backed securities. We also modestly increased the fixed income portion of the Fund’s exposures to sovereign debt and taxable municipal bonds during the six-month period.

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2014?

As of June 30, 2014, the fixed income portion of the Fund was overweight relative to the Barclays Index in investment grade corporate bonds and in securitized debt. It also maintained its out-of-benchmark exposure to high yield corporate bonds. The fixed income portion of the Fund was underweight relative to the Barclays Index in U.S. Treasuries and supranational agency debt and was rather neutrally weighted to the benchmark index in asset-backed securities, sovereign debt and taxable municipal bonds on the same date.

How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?

At the end of December 2013, the Fund had a weighting of 66% in stocks, 4% in bonds convertible into common stocks, 22% in fixed income securities and 8% in cash equivalents. By the end of June 2014, allocation had changed little. At June 30, 2014, the Fund had a weighting of 69% in stocks, 3% in bonds convertible into common stocks, 22% in fixed income securities and 6% in cash equivalents.

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

What is your tactical view and strategy for the months ahead?

With short-term interest rates and inflation still low, we believe there are many stocks that offer attractive dividend income and capital appreciation potential. We intend to continue to build a diversified equity portfolio of high quality companies with good balance sheets and cash flow generation led by vetted management teams. We also intend to continue to monitor the pace of economic growth, the job market and the inflation rate, as these factors, along with potential changes to the Fed’s stance on the economy and its timeline on raising interest rates, are likely to impact the Fund’s equity holdings. We remained comfortable at the end of the semi-annual period with the Fund’s underweighted allocation to fixed income, as we saw better return potential in other asset classes.

As always, our goal is to preserve capital in the near term while generating solid total return (i.e., income plus capital appreciation) over the long term and across economic cycles.

Value Line Income and Growth Fund, Inc. Portfolio Highlights at June 30, 2014 (unaudited)

Ten Largest Holdings

			Percentage of
Issue	Shares	Value	Net Assets
Intel Corp.	129,000	$3,986,100	1.2%
Johnson & Johnson	36,100	3,776,782	1.1%
Schlumberger Ltd.	31,200	3,680,040	1.1%
Raytheon Co.	38,900	3,588,525	1.0%
Microsoft Corp.	84,800	3,536,160	1.0%
Starbucks Corp.	45,000	3,482,100	1.0%
Exxon Mobil Corp.	33,000	3,322,440	1.0%
Charles Schwab Corp. (The)	120,000	3,231,600	0.9%
JPMorgan Chase & Co.	55,600	3,203,672	0.9%
Discover Financial Services	51,000	3,160,980	0.9%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

Value Line Income and Growth Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (68.9%)

	CONSUMER DISCRETIONARY (8.8%)
25,300	Brinker International, Inc.	$1,230,845
40,000	Comcast Corp. Class A	2,133,200
30,200	DIRECTV *	2,567,302
20,000	Discovery Communications, Inc. Class A *	1,485,600
30,000	Harley-Davidson, Inc.	2,095,500
15,000	Harman International Industries, Inc.	1,611,450
13,600	Home Depot, Inc.	1,101,056
27,000	Las Vegas Sands Corp.	2,057,940
35,000	Lowe’s Cos., Inc.	1,679,650
32,000	Macy’s, Inc.	1,856,640
28,300	McDonald’s Corp.	2,850,942
45,000	Starbucks Corp.	3,482,100
12,700	Time Warner Cable, Inc.	1,870,710
44,000	TJX Companies, Inc. (The)	2,338,600
24,400	Walt Disney Co. (The)	2,092,056
		30,453,591

	CONSUMER STAPLES (7.1%)
41,200	Coca-Cola Co. (The)	1,745,232
33,400	CVS Caremark Corp.	2,517,358
35,400	Dr. Pepper Snapple Group, Inc.	2,073,732
28,000	Estee Lauder Companies, Inc. (The) Class A	2,079,280
29,600	Ingredion, Inc.	2,221,184
42,900	Kroger Co. (The)	2,120,547
26,300	PepsiCo, Inc.	2,349,642
33,000	Procter & Gamble Co. (The)	2,593,470
27,300	Wal-Mart Stores, Inc.	2,049,411
39,000	Walgreen Co.	2,891,070
46,000	Whole Foods Market, Inc.	1,776,980
		24,417,906

	ENERGY (7.5%)
21,500	Chevron Corp.	2,806,825
27,300	ConocoPhillips	2,340,429
24,000	Diamond Offshore Drilling, Inc.(1)	1,191,120
45,455	Ensco PLC Class A	2,525,934
21,000	Enterprise Products Partners L.P.	1,644,090
33,000	Exxon Mobil Corp.	3,322,440
16,100	Hess Corp.	1,592,129
25,600	Royal Dutch Shell PLC ADR (1)	2,227,456
31,200	Schlumberger Ltd.	3,680,040
29,500	Total S.A. ADR	2,129,900
27,400	TransCanada Corp.	1,307,528
24,000	Transocean Ltd. (1)	1,080,720
		25,848,611

	FINANCIALS (10.3%)
9,700	Ameriprise Financial, Inc.	1,164,000
27,300	Bank of Montreal	2,009,007

Shares		Value
	FINANCIALS (10.3%) (continued)
6,800	BlackRock, Inc.	$2,173,280
23,000	Canadian Imperial Bank of Commerce (1)	2,092,540
24,400	Capital One Financial Corp.	2,015,440
120,000	Charles Schwab Corp. (The)	3,231,600
51,000	Discover Financial Services	3,160,980
53,760	Hartford Financial Services Group, Inc.	1,925,146
25,400	Health Care REIT, Inc.	1,591,818
55,600	JPMorgan Chase & Co.	3,203,672
16,600	PartnerRe Ltd.	1,812,886
114,000	People’s United Financial, Inc.	1,729,380
29,200	Prudential Financial, Inc.	2,592,084
33,100	State Street Corp.	2,226,306
71,200	U.S. Bancorp	3,084,384
31,200	Wells Fargo & Co.	1,639,872
		35,652,395

	HEALTH CARE (9.2%)
35,000	AbbVie, Inc.	1,975,400
13,700	Actavis PLC *	3,055,785
10,000	Allergan, Inc.	1,692,200
17,700	Amgen, Inc.	2,095,149
22,400	Bristol-Myers Squibb Co.	1,086,624
18,000	Edwards Lifesciences Corp. *	1,545,120
30,000	Gilead Sciences, Inc.*	2,487,300
36,100	Johnson & Johnson	3,776,782
28,000	Medtronic, Inc.	1,787,167
47,800	Merck & Co., Inc.	2,765,230
93,388	Pfizer, Inc.	2,771,756
33,200	Sanofi-Aventis ADR	1,765,244
37,237	Teva Pharmaceutical Industries Ltd. ADR	1,951,964
10,000	Thermo Fisher Scientific, Inc.	1,180,000
24,000	UnitedHealth Group, Inc.	1,962,000
		31,897,721

	INDUSTRIALS (7.7%)
49,100	ADT Corp. (The) (1)	1,715,554
19,400	Canadian National Railway Co.	1,261,388
35,000	Chicago Bridge & Iron Co. N.V.	2,387,000
23,400	Cintas Corp.	1,486,836
13,000	FedEx Corp.	1,967,940
10,600	General Dynamics Corp.	1,235,430
10,700	Lockheed Martin Corp.	1,719,811
15,600	MSC Industrial Direct Co., Inc. Class A	1,491,984
9,600	Northrop Grumman Corp.	1,148,448
38,900	Raytheon Co.	3,588,525
52,100	Republic Services, Inc.	1,978,237
25,300	Tyco International Ltd.	1,153,680
25,400	Union Pacific Corp.	2,533,650
24,000	United Technologies Corp.	2,770,800
		26,439,283

Shares		Value
	INFORMATION TECHNOLOGY (13.3%)
105,000	Activision Blizzard, Inc.	$2,341,500
32,000	Apple, Inc.	2,973,760
32,000	Avago Technologies Ltd.	2,306,240
34,000	Cognizant Technology Solutions Corp. Class A *	1,662,940
47,300	eBay, Inc. *	2,367,838
93,442	EMC Corp.	2,461,262
40,000	Facebook, Inc. Class A *	2,691,600
5,400	Google, Inc. Class A *	3,157,218
3,900	Google, Inc. Class C *	2,243,592
30,000	Harris Corp.	2,272,500
129,000	Intel Corp.	3,986,100
15,000	International Business Machines Corp.	2,719,050
84,800	Microsoft Corp.	3,536,160
45,500	Oracle Corp.	1,844,115
34,300	QUALCOMM, Inc.	2,716,560
30,000	SAP AG ADR (1)	2,310,000
19,400	TE Connectivity Ltd.	1,199,696
14,000	Visa, Inc. Class A	2,949,940
		45,740,071
	MATERIALS (0.7%)
28,000	E.I. du Pont de Nemours & Co.	1,832,320
34,600	OCI Partners L.P.	735,250
		2,567,570
	TELECOMMUNICATION SERVICES (2.1%)
88,000	AT&T, Inc.	3,111,680
55,000	BCE, Inc.	2,494,800
36,100	Verizon Communications, Inc.	1,766,373
		7,372,853
	UTILITIES (2.2%)
24,900	AGL Resources, Inc.	1,370,247
25,400	American Electric Power Company, Inc.	1,416,558
53,000	American States Water Co.	1,761,190
36,300	Wisconsin Energy Corp.	1,703,196
39,100	Xcel Energy, Inc.	1,260,193
		7,511,384
	TOTAL COMMON STOCKS (Cost $159,744,165) (68.9%)	237,901,385
PREFERRED STOCKS (0.0%)

	FINANCIALS (0.0%)
5,000	MetLife, Inc., Series B, 6.50% (1)	127,700
	TOTAL PREFERRED STOCKS (Cost $125,000) (0.0%)	127,700

See Notes to Financial Statements.

June 30, 2014

Shares		Value
CONVERTIBLE PREFERRED STOCKS (0.7%)

	CONSUMER STAPLES (0.2%)
4,000	Bunge Ltd., 4.88%	$415,800
2,500	Post Holdings, Inc., 3.75% (1) (2)	295,368
		711,168

	FINANCIALS (0.5%)
6,000	AMG Capital Trust II, Convertible Fixed, 5.15%	376,875
250	Huntington Bancshares, Inc., Series A, 8.50% (1)	333,117
1,000	KeyCorp, Series A, 7.75%	131,050
16,000	MetLife, Inc., 5.00% (1)	511,360
250	Wells Fargo & Co., Series L, 7.50%	303,500
2,000	Weyerhaeuser Co., Series A, 6.38% (1)	113,500
		1,769,402

	HEALTH CARE (0.0%)
1,800	National Healthcare Corp., Series A, 0.80%	26,910
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,797,801) (0.7%)	2,507,480

Principal
Amount		Value
ASSET-BACKED SECURITIES (0.2%)
$243,706	Ford Credit Auto Lease Trust, Series 2013-B, Class A2B, 0.42%, 1/15/16 (3)	243,791
250,000	Honda Auto Receivables Owner Trust, Series 2013-4, Class A3, 0.69%, 9/18/17	250,453
	TOTAL ASSET-BACKED SECURITIES (Cost $494,185) (0.2%)	494,244

COMMERCIAL MORTGAGE-BACKED SECURITIES (1.5%)
300,000	Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4, 5.92%, 5/10/45 (3)	321,500
100,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class A4, 5.47%, 1/12/45 (3)	110,134
250,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	271,169

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.5%) (continued)
$500,000	Commercial Mortgage Trust, Series 2007-GG9, Class A4,5.44%, 3/10/39	$545,583
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	500,471
200,000	FREMF Mortgage Trust, Series 2012-K711, Class B, 3.68%, 8/25/45 (2) (3)	207,373
250,000	FREMF Mortgage Trust, Series 2014-K715, Class B, 4.12%, 2/25/46 (2) (3)	261,658
120,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.27%, 4/25/46 (2) (3)	121,130
244,483	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	236,443
250,000	GNMA, Series 2013-12, Class B, 2.45%, 11/16/52 (3)	236,618
350,000	GS Mortgage Securities Trust, Series 2006-GG6, Class A4, 5.55%, 4/10/38 (3)	369,785
228,775	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB12, Class A3A2,4.93%, 9/12/37	228,742
191,562	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51 (3)	213,905
273,075	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A, 5.17%, 12/12/49	294,877
250,000	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3, 5.17%, 12/12/49	269,033
250,000	ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A4, 5.49%, 3/12/51 (3)	274,590
246,355	Thornburg Mortgage Securities Trust,Series 2005-1, Class A3, 2.24%, 4/25/45 (3)	249,991

Principal
Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.5%) (continued)
$250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	$245,511
250,000	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.44%, 7/15/46 (3)	261,418
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,297,457) (1.5%)	5,219,931

CORPORATE BONDS & NOTES (9.0%)

	BASIC MATERIALS (0.9%)
200,000	ArcelorMittal, Senior Unsecured Notes, 5.00%, 2/25/17	211,500
250,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	251,250
250,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23 (2)	251,085
250,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	262,454
250,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	280,134
375,000	PPG Industries, Inc., Senior Unsecured Notes, 3.60%, 11/15/20	393,955
560,000	Southern Copper Corp., Senior Unsecured Notes, 6.38%, 7/27/15	590,128
150,000	Southern Copper Corp., Senior Unsecured Notes, 7.50%, 7/27/35	174,619
250,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19	271,875
250,000	Vale Overseas Ltd., Guaranteed Notes, 5.63%, 9/15/19	281,176
100,000	Vale S.A., Senior Unsecured Notes, 5.63%, 9/11/42	97,970
		3,066,146

	COMMUNICATIONS (0.9%)
250,000	America Movil S.A.B. de C.V., Senior Unsecured Notes, 3.13%, 7/16/22	246,000
100,000	CenturyLink, Inc., Series P, Senior Unsecured Notes, 7.60%, 9/15/39	100,375

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (9.0%) (continued)

	COMMUNICATIONS (0.9%) (continued)
$150,000	Comcast Corp., Guaranteed Notes, 6.40%, 3/1/40	$192,300
250,000	DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	258,154
250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 12/15/20	268,725
200,000	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, 11/15/20	213,500
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 6.00%, 11/15/17	227,092
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24 (2)	261,250
150,000	Rogers Communications, Inc., Guaranteed Notes, 5.00%, 3/15/44	156,422
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	289,847
250,000	Time Warner, Inc., Guaranteed Notes, 3.15%, 7/15/15	256,895
150,000	Verizon Communications, Inc., Senior Unsecured Notes, 1.25%, 11/3/14	150,455
300,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	309,223
250,000	Viacom, Inc., Senior Unsecured Notes, 3.88%, 4/1/24	254,049
		3,184,287

	CONSUMER, CYCLICAL (1.0%)
250,000	CVS Caremark Corp., Senior Unsecured Notes, 6.60%, 3/15/19	294,353
275,000	D.R. Horton, Inc., Guaranteed Notes, 6.50%, 4/15/16	297,688
250,000	Delphi Corp., Guaranteed Notes, 6.13%, 5/15/21	279,400
99,000	Kia Motors Corp., Senior Unsecured Notes, 3.63%, 6/14/16 (2)	103,663

Principal Amount		Value
	CONSUMER, CYCLICAL (1.0%) (continued)
$205,000	Lennar Corp., Series B, Guaranteed Notes, 5.60%, 5/31/15	$212,175
500,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 2.13%, 4/15/16	513,485
150,000	Macy’s Retail Holdings, Inc., Guaranteed Notes, 4.38%, 9/1/23	158,958
100,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19 (2)	100,707
500,000	Nordstrom, Inc., Senior Unsecured Notes, 4.75%, 5/1/20	553,240
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	251,139
500,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Unsecured Notes, 5.38%, 3/15/22	520,625
		3,285,433

	CONSUMER, NON-CYCLICAL (1.0%)
150,000	ADT Corp. (The), Senior Unsecured Notes, 2.25%, 7/15/17	148,125
250,000	Amgen, Inc., Senior Unsecured Notes, 2.13%, 5/15/17	256,235
250,000	Boston Scientific Corp., Senior Unsecured Notes, 2.65%, 10/1/18	255,558
250,000	Celgene Corp., Senior Unsecured Notes, 2.30%, 8/15/18	254,045
250,000	Cigna Corp., Senior Unsecured Notes, 2.75%, 11/15/16	259,628
150,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	149,063
150,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	153,285
250,000	Express Scripts Holding Co., Guaranteed Notes, 3.50%, 11/15/16	265,447
200,000	HCA, Inc., Senior Secured Notes, 6.50%, 2/15/20	225,000
250,000	HJ Heinz Co., Secured Notes, 4.25%, 10/15/20	251,562
500,000	Humana, Inc., Senior Notes, 6.45%, 6/1/16	550,725

Principal Amount		Value
	CONSUMER, NON-CYCLICAL (1.0%) (countinued)
$250,000	Kroger Co. (The), Senior Unsecured Notes, 3.40%, 4/15/22	$253,389
250,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	270,072
300,000	Mylan, Inc., Senior Unsecured Notes, 1.35%, 11/29/16	300,500
		3,592,634

	ENERGY (1.0%)
150,000	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.38%, 9/15/17	172,701
150,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17	154,304
150,000	Devon Energy Corp., Senior Unsecured Notes, 2.40%, 7/15/16	154,717
350,000	Devon Energy Corp., Senior Unsecured Notes, 1.88%, 5/15/17	356,046
150,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 9.00%, 4/15/19	191,688
200,000	Ensco PLC, Senior Unsecured Notes, 4.70%, 3/15/21	217,878
500,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	517,044
100,000	Hess Corp., Senior Unsecured Notes, 5.60%, 2/15/41	116,279
250,000	Marathon Oil Corp., Senior Unsecured Notes, 2.80%, 11/1/22	242,984
100,000	Petrobras Global Finance B.V., Guaranteed Notes, 3.11%, 3/17/20 (1) (3)	102,745
250,000	Petrobras Global Finance B.V., Guaranteed Notes, 6.25%, 3/17/24	266,100
97,000	Plains Exploration & Production Co., Guaranteed Notes, 6.88%, 2/15/23	113,490
100,000	Rowan Companies, Inc., Guaranteed Notes, 7.88%, 8/1/19	122,127
250,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	270,853

See Notes to Financial Statements.

22

June 30, 2014

Principal Amount		Value
CORPORATE BONDS & NOTES (9.0%) (continued)

	ENERGY (1.0%) (continued)
$200,000	Tesoro Corp., Guaranteed Notes, 4.25%, 10/1/17	$209,000
100,000	Valero Energy Corp., Guaranteed Notes, 6.63%, 6/15/37	124,253
100,000	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, 3/15/19	105,250
		3,437,459

	FINANCIAL (3.4%)
200,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	206,000
150,000	Ally Financial, Inc., Guaranteed Notes, 4.63%, 6/26/15	154,875
250,000	American Express Co., Senior Unsecured Notes, 0.82%, 5/22/18 (3)	251,868
250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	278,391
150,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24 (2)	153,959
250,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	275,625
200,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16 (2)	209,615
250,000	Bank of Montreal MTN, Senior Unsecured Notes, 2.50%, 1/11/17	260,070
150,000	Bank of New York Mellon Corp. (The), Senior Unsecured Notes, 5.45%, 5/15/19	172,842
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21 (1)	267,707
290,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	331,012
250,000	Boston Properties L.P., Senior Unsecured Notes, 3.13%, 9/1/23	242,775
250,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	253,416

Principal Amount		Value
	FINANCIAL (3.4%) (continued)
$200,000	Branch Banking & Trust Co., Senior Unsecured Notes, 1.05%, 12/1/16	$200,486
250,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 5/15/17	266,406
100,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	104,305
100,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	102,915
350,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	355,820
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18 (2)	252,232
100,000	Deutsche Bank AG, Senior Unsecured Notes, 1.40%, 2/13/17	100,508
100,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21 (1)	107,423
250,000	EPR Properties, Guaranteed Notes,5.25%, 7/15/23	260,065
200,000	First Horizon National Corp., Senior Unsecured Notes, 5.38%, 12/15/15	211,572
500,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	510,755
250,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 1.00%, 8/11/15 (3)	251,792
300,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16	330,085
200,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	240,607
250,000	Hartford Financial Services Group, Inc. (The), Senior Unsecured Notes, 4.00%, 10/15/17	269,766
150,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	157,185
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	275,610
150,000	Itau Unibanco Holding S.A., Subordinated Notes, 5.50%, 8/6/22	153,630

Principal Amount		Value
	FINANCIAL (3.4%) (continued)
$150,000	Jefferies Group LLC, Senior Unsecured Notes, 8.50%, 7/15/19	$187,500
150,000	Jefferies Group LLC, Senior Unsecured Notes, 6.25%, 1/15/36	156,971
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 4.50%, 1/24/22	547,869
100,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17 (2)	108,980
500,000	Morgan Stanley, Senior Unsecured Notes, 4.75%, 3/22/17	544,369
250,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	254,325
200,000	PNC Funding Corp., Guaranteed Notes, 3.30%, 3/8/22	203,962
500,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	498,239
150,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17	151,336
250,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 3.00%, 9/24/15	256,784
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21 (1)	282,261
100,000	Standard Chartered PLC, Subordinated Notes, 5.70%, 3/26/44 (2)	104,816
250,000	State Street Corp., Senior Unsecured Notes, 1.35%, 5/15/18	247,202
500,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22	516,813
168,000	Wells Fargo Bank NA, Subordinated Notes, 4.80%, 11/1/14	170,575
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	184,708
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	125,427
100,000	XLIT Ltd., Guaranteed Notes, 5.25%, 12/15/43	109,967
		11,861,421

See Notes to Financial Statements.

23

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (9.0%) (continued)

	INDUSTRIAL (0.5%)
$100,000	Lafarge S.A., Senior Unsecured Notes, 6.20%, 7/9/15 (2)	$104,750
254,000	Masco Corp., Senior Unsecured Notes, 6.13%, 10/3/16	279,718
250,000	Rock-Tenn Co., Guaranteed Notes, 4.90%, 3/1/22	272,874
150,000	Textron, Inc., Senior Unsecured Notes, 6.20%, 3/15/15	156,118
314,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 3.20%, 3/1/16	326,193
500,000	Union Pacific Corp., Senior Unsecured Notes, 4.00%, 2/1/21	545,032
		1,684,685

	TECHNOLOGY (0.1%)
50,000	Altera Corp., Senior Unsecured Notes, 1.75%, 5/15/17	50,558
100,000	Intel Corp., Senior Unsecured Notes, 4.25%, 12/15/42	97,979
150,000	Oracle Corp., Senior Unsecured Notes, 5.00%, 7/8/19	171,062
100,000	Seagate HDD Cayman, Guaranteed Notes, 4.75%, 1/1/25 (2)	99,250
		418,849

	UTILITIES (0.2%)
100,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	112,465
250,000	Florida Power & Light Co., 4.05%, 6/1/42	247,732
250,000	South Carolina Electric & Gas Co., 4.35%, 2/1/42	257,754
		617,951
	TOTAL CORPORATE BONDS & NOTES (Cost $30,540,094) (9.0%)	31,148,865

CONVERTIBLE CORPORATE BONDS & NOTES (2.6%)

	COMMUNICATIONS (0.3%)
300,000	Equinix, Inc., Convertible Fixed, 4.75%, 6/15/16	765,750

Principal Amount		Value
CONVERTIBLE CORPORATE BONDS & NOTES (2.6%) (continued)

	COMMUNICATIONS (0.3%) (continued)
$100,000	VeriSign, Inc., Junior Subordinated Debentures, 3.25%, 8/15/37 (2)	$151,688
		917,438

	CONSUMER, CYCLICAL (0.2%)
150,000	Home Inns & Hotels Management, Inc., Senior Notes, 2.00%, 12/15/15 (2)	148,031
200,000	MGM Resorts International, Guaranteed Senior Notes, 4.25%, 4/15/15	293,625
300,000	Navistar International Corp., Senior Subordinated Notes, 3.00%, 10/15/14	303,000
		744,656

	CONSUMER, NON-CYCLICAL (0.6%)
1,000,000	Alere, Inc., Convertible Fixed, 3.00%, 5/15/16	1,106,875
100,000	Gilead Sciences, Inc., Convertible Fixed, Series D, 1.63%, 5/1/16	364,500
300,000	Insulet Corp., Senior Unsecured Notes, 3.75%, 6/15/16	455,437
123,000	Salix Pharmaceuticals Ltd., Senior Unsecured Notes, 2.75%, 5/15/15	328,641
		2,255,453

	ENERGY (0.2%)
250,000	Goodrich Petroleum Corp., Senior Unsecured Notes, 5.00%, 10/1/29	257,031
800,000	Peabody Energy Corp., Junior Subordinate Debentures, 4.75%, 12/15/41 (1)	600,500
		857,531

	FINANCIAL (0.3%)
300,000	Fidelity National Financial, Inc., Senior Unsecured Notes, 4.25%, 8/15/18	492,187
100,000	ProLogis, Guaranteed Notes, 3.25%, 3/15/15	111,938
200,000	SL Green Operating Partnership L.P., Convertible Fixed, 3.00%, 10/15/17 (2)	275,250

Principal Amount		Value
	FINANCIAL (0.3%) (continued)
$200,000	Tower Group, Inc., Senior Notes Convertible, 5.00%, 9/15/14	$172,500
		1,051,875

	INDUSTRIAL (0.5%)
100,000	AGCO Corp., Senior Subordinated Notes, 1.25%, 12/15/36	137,438
150,000	Alliant Techsystems, Inc., Guaranteed Notes, 3.00%, 8/15/24	268,596
250,000	Bristow Group, Inc., Guaranteed Notes, 3.00%, 6/15/38	316,719
200,000	EnerSys, Senior Notes, 3.38%, 6/1/38 (4)	344,625
300,000	Trinity Industries, Inc., Subordinated Notes Convertible, 3.88%, 6/1/36	558,562
		1,625,940

	TECHNOLOGY (0.5%)
350,000	CSG Systems International, Inc., Senior Subordinate Debenture, 3.00%, 3/1/17 (2)	434,438
150,000	Intel Corp., Junior Subordinated Notes, 3.25%, 8/1/39	231,375
200,000	Lam Research Corp., Senior Unsecured Notes, 1.25%, 5/15/18 (1)	273,250
150,000	SanDisk Corp., Senior Unsecured Notes, 1.50%, 8/15/17	305,156
200,000	Xilinx, Inc., Senior Notes, 2.63%, 6/15/17	331,375
		1,575,594
	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (Cost $6,639,788) (2.6%)	9,028,487

FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
250,000	International Bank for Reconstruction & Development, Senior Unsecured Notes, 0.50%, 4/15/16	250,214
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20 (1)	283,250

See Notes to Financial Statements.

24

June 30, 2014

Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (0.2%) (countined)
$250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	$259,375
	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $772,042) (0.2%)	792,839

LONG-TERM MUNICIPAL SECURITIES (0.4%)

	CALIFORNIA (0.1%)
250,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	242,670

	NEW YORK (0.1%)
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	251,552
185,000	Metropolitan Transportation Authority, Build America Bonds, Revenue Bonds, Ser. C-1, 5.12%, 11/15/19	203,887
		455,439

	TEXAS (0.2%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	266,650
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	233,405
		500,055
	TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,208,368) (0.4%)	1,198,164

U.S. GOVERNMENT AGENCY OBLIGATIONS (7.2%)
500,000	FHLB, 1.13%, 3/10/17	504,072
250,000	FHLB, 3.13%, 12/8/17	265,629
175,000	FHLB, 2.75%, 6/8/18	184,288
250,000	FHLB, 1.63%, 2/27/19	249,228
415,000	FHLB, 4.13%, 12/13/19	463,645
1,000,000	FHLB, 3.25%, 6/9/23	1,038,706

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.2%) (countined)
$445,940	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	$441,391
107,156	FHLMC Gold PC Pool #A46044, 5.00%, 7/1/35	118,585
334,275	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	369,925
95,801	FHLMC Gold PC Pool #A89430, 4.50%, 10/1/39	103,709
243,192	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	257,983
342,890	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	355,848
121,115	FHLMC Gold Pool #A84814, 4.50%, 3/1/39	131,112
726,880	FHLMC Gold Pool #A86830, 4.50%, 6/1/39	786,881
98,231	FHLMC Gold Pool #A96997, 4.50%, 2/1/41	106,374
364,215	FHLMC Gold Pool #A97264, 4.00%, 2/1/41	386,367
388,264	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	383,461
72,002	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	71,111
962,213	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	1,019,938
825,930	FHLMC Gold Pool #Q04096, 4.00%, 10/1/41	876,166
172,870	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	177,921
106,293	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	109,398
500,000	FNMA, 2.00%, 9/21/15	510,243
500,000	FNMA, 0.38%, 12/21/15	500,544
1,000,000	FNMA, 0.88%, 5/21/18	983,216
382,411	FNMA Pool #745275, 5.00%, 2/1/36	425,364
43,509	FNMA Pool #832199, 4.50%, 7/1/35	47,140
483,582	FNMA Pool #844809, 5.00%, 11/1/35	537,749
66,557	FNMA Pool #973333, 4.50%, 2/1/38	72,111
247,015	FNMA Pool #AA0466, 4.50%, 2/1/39	267,849
14,209	FNMA Pool #AB1259, 5.00%, 7/1/40	15,806

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.2%) (countined)
$386,387	FNMA Pool #AB1796, 3.50%, 11/1/40	$398,359
239,911	FNMA Pool #AB2660, 3.50%, 5/1/21	254,565
157,138	FNMA Pool #AB3218, 3.50%, 7/1/31	164,317
655,433	FNMA Pool #AB3900, 3.00%, 11/1/26	681,676
23,951	FNMA Pool #AB3943, 4.00%, 11/1/41	25,474
414,633	FNMA Pool #AB5231, 2.50%, 5/1/27	421,760
237,595	FNMA Pool #AC5822, 4.50%, 5/1/40	257,421
388,705	FNMA Pool #AD7128, 4.50%, 7/1/40	421,187
249,721	FNMA Pool #AD8529, 4.50%, 8/1/40	270,654
856,692	FNMA Pool #AE9759, 4.00%, 12/1/40	910,464
239,544	FNMA Pool #AH2084, 4.00%, 12/1/40	254,579
430,144	FNMA Pool #AH4493, 4.50%, 2/1/41	466,038
603,076	FNMA Pool #AH6186, 4.00%, 2/1/41	640,929
379,629	FNMA Pool #AH8932, 4.50%, 4/1/41	411,484
1,050,531	FNMA Pool #AJ9278, 3.50%, 12/1/41	1,083,082
30,610	FNMA Pool #AK6513, 4.00%, 3/1/42	32,546
604,222	FNMA Pool #AL0160, 4.50%, 5/1/41	654,805
841,577	FNMA Pool #AL0657, 5.00%, 8/1/41	935,628
77,847	FNMA Pool #AL3192, 5.00%, 5/1/42	86,581
412,894	FNMA Pool #AQ1853, 3.00%, 11/1/42	408,372
472,339	FNMA Pool #AS0865, 2.50%, 10/1/28	480,429
189,968	FNMA Pool #AS1529, 3.00%, 1/1/29	197,575
78,068	FNMA Pool #AT8849, 4.00%, 6/1/43	82,968
236,390	FNMA Pool #AU3621, 3.00%, 7/1/43	233,801
444,840	FNMA Pool #AU5409, 3.00%, 8/1/43	439,969
296,486	FNMA Pool #AU6562, 3.50%, 12/1/43	305,672
97,846	FNMA Pool #AU7025, 3.00%, 11/1/43	96,774
51,502	FNMA Pool #MA0406, 4.50%, 5/1/30	56,533

See Notes to Financial Statements.

25

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.2%) (countined)
$189,355	FNMA Pool #MA0577, 3.50%, 11/1/20	$200,931
449,509	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	445,329
304,982	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	296,111
250,000	FNMA Pool TBA, 4.50%, 7/1/44	270,742
116,149	GNMA I Pool #539285, 3.00%, 5/15/42	117,253
134,077	GNMA I Pool #744842, 3.00%, 5/15/42	135,352
242,070	GNMA II Pool #MA1520, 3.00%, 12/20/43	244,758
490,045	GNMA II Pool #MA1521, 3.50%, 12/20/43	511,266
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $24,514,077) (7.2%)	24,657,144

U.S. TREASURY OBLIGATIONS (3.0%)
1,000,000	U.S. Treasury Bonds, 5.25%, 2/15/29	1,281,875
350,000	U.S. Treasury Bonds, 3.13%, 11/15/41	339,172
250,000	U.S. Treasury Bonds, 2.75%, 8/15/42	223,594
900,000	U.S. Treasury Bonds, 2.88%, 5/15/43	822,375
200,000	U.S. Treasury Bonds, 3.75%, 11/15/43	216,000
400,000	U.S. Treasury Notes, 0.50%, 10/15/14	400,500

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (3.0%) (countined)
$600,000	U.S. Treasury Notes, 0.38%, 4/30/16	$599,813
250,000	U.S. Treasury Notes, 1.50%, 6/30/16	255,156
900,000	U.S. Treasury Notes, 1.00%, 10/31/16	908,437
500,000	U.S. Treasury Notes, 0.88%, 11/30/16	503,086
100,000	U.S. Treasury Notes, 0.63%, 5/31/17	99,336
680,000	U.S. Treasury Notes, 0.75%, 12/31/17	671,394
350,000	U.S. Treasury Notes, 0.75%, 3/31/18	343,875
900,000	U.S. Treasury Notes, 1.38%, 9/30/18	898,875
1,000,000	U.S. Treasury Notes, 1.38%, 11/30/18	997,188
100,000	U.S. Treasury Notes, 1.38%, 2/28/19	99,266
550,000	U.S. Treasury Notes, 3.63%, 2/15/20	604,957
250,000	U.S. Treasury Notes, 1.25%, 2/29/20	242,422
300,000	U.S. Treasury Notes, 2.25%, 4/30/21	302,953
150,000	U.S. Treasury Notes, 2.00%, 2/15/23	145,641
300,000	U.S. Treasury Notes, 2.50%, 5/15/24	299,578
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,108,015) (3.0%)	10,255,493

Shares		Value
SHORT-TERM INVESTMENTS (6.5%)
	MONEY MARKET FUNDS (6.5%)
22,438,909	State Street Institutional Liquid Reserves Fund	$22,438,909
	TOTAL SHORT-TERM INVESTMENTS (Cost $22,438,909) (6.5%)	22,438,909
	TOTAL INVESTMENT SECURITIES (100.2%) (Cost $263,679,901)	$345,770,641
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.2%)		(605,953)
NET ASSETS (100%)		$345,164,688
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($345,164,688 ÷ 33,534,342 shares outstanding)		$10.29

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of June 30, 2014, the market value of the securities on loan was $13,742,949.
(2)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(3)	The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.
(4)	Step Bond - The rate shown is as of June 30, 2014 and will reset at a future date.
ADR	American Depositary Receipt.
FHLB	Federal Home Loan Bank.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
GMTN	Global Medium Term Note.
GNMA	Government National Mortgage Association.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.
TBA	To Be Announced.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$237,901,385	$—	$—	$237,901,385
Preferred Stocks*	127,700	—	—	127,700
Convertible Preferred Stocks*	1,835,237	672,243	—	2,507,480
Asset-Backed Securities	—	494,244	—	494,244
Commercial Mortgage-Backed Securities	—	5,219,931	—	5,219,931
Corporate Bonds & Notes*	—	31,148,865	—	31,148,865
Convertible Corporate Bonds & Notes*	—	9,028,487	—	9,028,487
Foreign Government Obligations	—	792,839	—	792,839
Long-Term Municipal Securities*	—	1,198,164	—	1,198,164
U.S. Government Agency Obligations	—	24,657,144	—	24,657,144
U.S. Treasury Obligations	—	10,255,493	—	10,255,493
Short-Term Investments	—	22,438,909	—	22,438,909
Total Investments in Securities	$239,864,322	$105,906,319	$—	$345,770,641

* See Schedule of Investments for further classification.

See Notes to Financial Statements.

26

VALUE LINE LARGER COMPANIES FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is to realize capital growth.

To achieve the Fund’s investment objective the Adviser invests substantially all of the Fund’s assets in common stock. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments usually, as measured by the number and total value of purchases, are selected from common stocks of the 100 largest companies by capitalization that are ranked 1, 2, or 3 by the Ranking System. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

Manager Discussion of Fund Performance

Effective June 2014, Cindy Starke replaced Mark T. Spellman as portfolio manager responsible for the Fund. Below, Value Line Larger Companies Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2014.

How did Value Line Larger Companies Fund perform during the semi-annual period?

The Fund generated a cumulative total return of 5.51% during the six months ended June 30, 2014. This compares to the 7.14% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

While the Fund generated solid absolute gains, its underperformance of the S&P 500® Index during the six-month reporting period can be attributed primarily to stock selection overall. Having a position, albeit modest, in cash during a period when the equity market rallied, also detracted. Sector allocation as a whole had a rather neutral impact.

Which equity market sectors most significantly affected Fund performance?

Stock selection in information technology detracted from the Fund’s performance, more than offsetting the positive effect of having an overweighted allocation to the strongly performing sector. Having an underweighted allocation to energy, which outpaced the S&P 500® Index during the semi-annual period, and an overweighted allocation to consumer discretionary, which was the weakest performing sector in the S&P 500® Index during the reporting period, also dampened results.

Partially offsetting these detractors were the positive contributions made by effective stock selection in the health care, energy and consumer discretionary sectors. Having an underweighted allocation to the financials sector, which lagged the S&P 500® Index during the semi-annual period, also boosted relative results.

Which stocks detracted significantly from the Fund’s performance during the semi-annual period?

During the semi-annual period, the stocks that detracted most from the Fund’s performance were leading home security company ADT, semiconductor device developer ARM Holdings and global off-price apparel and home fashion retailer TJX Companies. ADT’s shares sold off sharply early in 2014 after reporting disappointing results. The company’s results were impacted by high rates of customer attrition coupled with increasing costs of acquiring new subscribers. We sold the Fund’s position in ADT by the end of the reporting period. Shares of ARM Holdings fell significantly due to weaker than expected royalties in the fourth quarter of 2013. Its shipments were impacted by an inventory correction. TJX Companies performed poorly during the semi-annual period, as its sales were impacted by the harsh winter weather and a lukewarm consumer. At the end of the reporting period, we continued to believe the company had a good long-term track record of delivering results, and we felt it was still well positioned for longer-term sales and earnings growth. Thus, we added to the Fund’s position in TJX Companies on its share price weakness.

What were some of the Fund’s best-performing individual stocks?

The individual stocks that contributed most to the Fund’s relative results were oil and gas exploration and production company EOG Resources, multi-specialty health care company Allergan and pharmaceuticals manufacturer Actavis, each of which posted robust double-digit gains during the semi-annual period. EOG Resources performed well along with the broad energy sector, as oil prices rose. Shares of Allergan were up strongly on news of Valeant Pharmaceuticals’ hostile bid for the company. Actavis saw its shares soar on the news of its accretive acquisition of Forest Laboratories. In addition to anticipated cost savings, we believe the combined company should result in greater product diversification and higher sales growth.

27

(continued)

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

Did the Fund make any significant purchases or sales during the semi-annual period?

During the semi-annual period, we initiated a Fund position on a pullback in the shares of Discover Communications, a leading global media company known for its nonfiction content. We established a Fund position in Estee Lauder Companies, a leading company in the global prestige beauty product market. Estee Lauder Companies owns a diversified portfolio of well-known beauty brands that, in our view, stand to benefit from growing global disposable incomes and an aging global population.

We sold the Fund’s position in discount retailer Target, as the company’s sales growth remained challenged, and it appeared that e-commerce competition continued to impact its in-store customer traffic. We eliminated the Fund’s position in consumer foods manufacturer General Mills, as we felt its shares were fully valued, and we had grown concerned about slowing U.S. sales. We exited the Fund’s position in global logistics company Expeditors International of Washington, as we saw what we considered to be downside risk in its margins and earnings.

Were there any notable changes in the Fund’s weightings during the six-month period?

There were several notable changes in the Fund’s weightings during the six-month period ended June 30, 2014. We increased the Fund’s weightings in the consumer discretionary and health care sectors and decreased the Fund’s weightings in the financials and telecommunication services sectors.

How was the Fund positioned relative to its benchmark index at the end of June 2014?

As of June 30, 2014, the Fund was overweighted relative to the S&P 500® Index in the consumer discretionary, information technology, materials and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer staples, energy, telecommunication services and utilities sectors and rather neutrally weighted relative to the Index in the industrials sector on the same date.

What is your tactical view and strategy for the months ahead?

As we look toward the second half of 2014, we intend to continue to look for and to emphasize leading larger-capitalization growth stocks that generally are ranked in the higher categories of 1, 2 or 3 in the Value Line Timeliness™ Ranking System. As of June 30, 2014, a majority of the Fund’s assets were in stocks that met these criteria. We intend to seek investments in a diversified portfolio of high quality companies that we believe are well positioned to grow sales and earnings over the next few years. As always, our goal is to generate solid returns through capital growth across market cycles.

28

Value Line Larger Companies Fund, Inc.
Portfolio Highlights at June 30, 2014 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
Apple, Inc.	55,500	$5,157,615	2.4%
Google, Inc. Class A	7,700	4,501,959	2.1%
Actavis PLC	20,000	4,461,000	2.1%
Starbucks Corp.	55,000	4,255,900	2.0%
Visa, Inc. Class A	20,000	4,214,200	1.9%
QUALCOMM, Inc.	50,000	3,960,000	1.8%
Cognizant Technology Solutions Corp. Class A	80,000	3,912,800	1.8%
Biogen Idec, Inc.	12,000	3,783,720	1.7%
DIRECTV	42,000	3,570,420	1.6%
EOG Resources, Inc.	30,000	3,505,800	1.6%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

29

Value Line Larger Companies Fund, Inc. Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (97.6%)

	CONSUMER DISCRETIONARY (19.8%)
6,000	Amazon.com, Inc. *	$1,948,680
5,000	AutoZone, Inc. *	2,681,200
60,000	Comcast Corp. Class A	3,199,800
42,000	DIRECTV *	3,570,420
30,000	Discovery Communications, Inc. Class A *	2,228,400
30,000	Harley-Davidson, Inc.	2,095,500
20,000	Harman International Industries, Inc.	2,148,600
40,000	Las Vegas Sands Corp.	3,048,800
40,000	NIKE, Inc. Class B	3,102,000
2,600	Priceline Group, Inc. (The) *	3,127,800
55,000	Starbucks Corp.	4,255,900
58,000	TJX Companies, Inc. (The)	3,082,700
90,000	Urban Outfitters, Inc. *	3,047,400
36,000	Walt Disney Co. (The)	3,086,640
28,000	Yum! Brands, Inc.	2,273,600
		42,897,440

	CONSUMER STAPLES (7.0%)
24,000	Costco Wholesale Corp.	2,763,840
45,000	CVS Caremark Corp.	3,391,650
40,000	Estee Lauder Companies, Inc. (The) Class A	2,970,400
46,000	Monster Beverage Corp. *	3,267,380
31,000	PepsiCo, Inc.	2,769,540
		15,162,810

	ENERGY (6.6%)
37,000	Cameron International Corp. *	2,505,270
30,000	EOG Resources, Inc.	3,505,800
26,000	Exxon Mobil Corp.	2,617,680
28,000	Schlumberger Ltd.	3,302,600
47,000	TransCanada Corp.	2,242,840
		14,174,190

	FINANCIALS (6.4%)
23,000	American Tower Corp. REIT	2,069,540
9,500	BlackRock, Inc.	3,036,200
37,000	Capital One Financial Corp.	3,056,200
40,000	Franklin Resources, Inc.	2,313,600
58,000	JPMorgan Chase & Co.	3,341,960
		13,817,500
	HEALTH CARE (17.0%)
20,000	Actavis PLC *	4,461,000
20,000	Allergan, Inc.	3,384,400
12,000	Biogen Idec, Inc. *	3,783,720

Shares		Value
	HEALTH CARE (17.0%) (continued)
54,000	Cerner Corp. *	$2,785,320
26,000	Edwards Lifesciences Corp. *	2,231,840
36,000	Express Scripts Holding Co. *	2,495,880
36,000	Gilead Sciences, Inc. *	2,984,760
16,000	McKesson Corp.	2,979,360
12,000	Medivation, Inc. *	924,960
75,000	Novo Nordisk A/S ADR	3,464,250
14,000	Perrigo Co. PLC	2,040,640
19,000	Thermo Fisher Scientific, Inc.	2,242,000
38,000	UnitedHealth Group, Inc.	3,106,500
		36,884,630
	INDUSTRIALS (10.8%)
24,000	Boeing Co. (The)	3,053,520
34,000	Danaher Corp.	2,676,820
21,000	FedEx Corp.	3,178,980
9,000	General Dynamics Corp.	1,048,950
13,000	Precision Castparts Corp.	3,281,200
40,000	Tyco International Ltd.	1,824,000
28,000	Union Pacific Corp.	2,793,000
22,000	United Technologies Corp.	2,539,900
50,000	Verisk Analytics, Inc. Class A *	3,001,000
		23,397,370

	INFORMATION TECHNOLOGY (23.3%)
140,000	Activision Blizzard, Inc.	3,122,000
55,500	Apple, Inc.	5,157,615
49,700	ARM Holdings PLC ADR	2,248,428
80,000	Cognizant Technology Solutions Corp. Class A *	3,912,800
62,000	eBay, Inc. *	3,103,720
95,000	EMC Corp.	2,502,300
40,000	Facebook, Inc. Class A *	2,691,600
7,700	Google, Inc. Class A *	4,501,959
3,700	Google, Inc. Class C *	2,128,536
33,900	Intuit, Inc.	2,729,967
54,000	Oracle Corp.	2,188,620
50,000	QUALCOMM, Inc.	3,960,000
49,000	Salesforce.com, Inc. *	2,845,920
29,900	SAP AG ADR (1)	2,302,300
20,000	Visa, Inc. Class A	4,214,200
28,000	VMware, Inc. Class A *	2,710,680
		50,320,645

	MATERIALS (4.7%)
33,000	E.I. du Pont de Nemours & Co.	2,159,520
25,000	Ecolab, Inc.	2,783,500
25,000	Monsanto Co.	3,118,500
16,000	Praxair, Inc.	2,125,440
		10,186,960

Shares		Value
	TELECOMMUNICATION SERVICES (1.0%)
50,000	BCE, Inc.	$2,268,000

	UTILITIES (1.0%)
28,333	Duke Energy Corp.	2,102,025
	TOTAL COMMON STOCKS (Cost $133,534,291) (97.6%)	211,211,570

SHORT-TERM INVESTMENTS (2.4%)

	MONEY MARKET FUNDS (2.4%)
5,214,511	State Street Institutional Liquid Reserves Fund	5,214,511

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,214,511) (2.4%)	5,214,511

	TOTAL INVESTMENT SECURITIES (100.0%) (Cost $138,748,802)	$216,426,081

EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.0%)		(20,397)

NET ASSETS (100%)		$216,405,684

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($216,405,684 ÷ 8,019,602 shares outstanding)		$26.98

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of June 30, 2014, the market value of the securities on loan was $2,302,300.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

See Notes to Financial Statements.

30

June 30, 2014

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2014 (see Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$211,211,570	$—	$—	$211,211,570
Short-Term Investments	—	5,214,511	—	5,214,511
Total Investment in Securities	$211,211,570	$5,214,511	$—	$216,426,081

* See Schedule of Investments for further classification.

See Notes to Financial Statements.

31

VALUE LINE CORE BOND FUND

INVESTMENT OBJECTIVE AND STRATEGY

The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.

The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.

Manager Discussion of Fund Performance

Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the six months ended June 30, 2014.

How did the Fund perform during the semi-annual period?

The Fund generated a cumulative total return of 3.52% during the six months ended June 30, 2014. This compares to the 3.93% return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same semi-annual period.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

The Fund closely tracked its benchmark, the Barclays Index, as the positive contributions made by sector allocation decisions overall were offset by the detracting effect of yield curve positioning. Issue selection produced mixed results, and duration positioning had a rather neutral impact during the reporting period overall.

Which fixed income market sectors most significantly affected Fund performance?

Sector allocation overall contributed positively to the Fund’s results during the reporting period. A significantly overweighted allocation to corporate bonds relative to the Barclays Index, especially those rated BBB, particularly boosted relative results. An out-of-benchmark exposure to high yield corporate bonds also added value. Further, a notably underweighted allocation to U.S. Treasuries relative to the Barclays Index helped, as U.S. Treasuries underperformed spread, or non-U.S. Treasury, sectors during the reporting period. Only partially offsetting these positive contributors was the detracting effect of having an overweighted allocation to commercial mortgage-backed securities (CMBS), as CMBS lagged not only U.S. Treasuries during the semi-annual period but the corporate bond sector and the broader securitized debt sector as well. Having an underweighted exposure, albeit a modest one, to long-dated U.S. Treasuries also hurt, as 30-year U.S. Treasuries were the best performers in the Barclays Index during the reporting period, posting a return of more than 13% for the six months ended June 30, 2014.

Issue selection generated mixed results. Several of the Fund’s longer-maturity corporate bond holdings posted especially strong returns—of more than 12%—including corporate bonds issued by Comcast, Enterprise Products and Kroger. A position in a long-dated taxable municipal bond of Tarrant County also generated a return in excess of 12% during the reporting period. However, since higher-risk securities generally turned in the best performance, some of the Fund’s strongest credits, including those issued by Microsoft and Toyota, posted rather lackluster returns during the semi-annual period. Positions in securities with maturities of less than three years, including U.S. Treasuries and corporate bonds rated A or higher, including high quality banks and industrials, generally detracted as well.

What was the Fund’s duration strategy?

Duration positioning in the Fund had a rather neutral effect on the Fund’s performance relative to the Barclays Index during the reporting period. Given the market’s low volatility and the 10-year U.S. Treasury’s narrow trading range, especially during the second calendar quarter, we kept the Fund’s duration in a relatively tight band of 1/4 year either longer or shorter than that of the Barclays Index. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

How did yield curve positioning decisions affect the Fund’s performance?

Yield curve positioning detracted from the Fund’s performance given an underweighting relative to the Barclays Index in the strongly performing long-term end of the U.S. Treasury yield curve, or spectrum of maturities. This was somewhat offset by the Fund’s prudently underweighted position in securities with maturities of less than three years, which significantly lagged the performance of longer-dated securities.

32

(continued)

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

Were there any notable changes in the Fund’s weightings during the semi-annual period?

We increased the Fund’s exposure to spread product, including investment grade and high yield corporate bonds and the securitized sector, given continued low interest rates and accommodative Federal Reserve (Fed) policy. We also increased the Fund’s exposure to the long-term end of the yield curve based on expectations of low inflation. However, this change was not enough of a shift to have fully participated in the dramatic flattening seen at the long-term end of the yield curve. A flattening yield curve is one in which the differential in yields of securities with various maturities narrows. We reduced the Fund’s exposure to the belly, or intermediate segment, of the corporate bond yield curve, which was helpful to this sector’s performance within the Fund during this period when the yield curve flattened.

As mentioned earlier, low market volatility prompted us to keep the Fund’s duration within a 1/4 year shorter or longer than that of the Barclays Index during the semi-annual period. Low market volatility also resulted in only moderate portfolio turnover. We did sell a position in a bond issued by International Game Technology due to heightened merger and acquisition rumors. We also sold several higher quality names due to what we believed to be limited opportunity for spread tightening. These sales included positions in the corporate bonds of Microsoft, Home Depot, Wells Fargo and John Deere.

How was the Fund positioned relative to its benchmark index at the end of June 2014?

At the end of June 2014, the Fund was overweight relative to the Barclays Index in the investment grade corporate bond sector and in the securitized sector. The Fund also maintained its out-of-benchmark exposure to high yield corporate bonds. As of June 30, 2014, the Fund was underweight the Barclays Index in U.S. Treasuries and supranational agency debt and held rather neutral weightings compared to the Barclays Index in asset-backed securities, sovereign debt and taxable municipal bonds. The Fund had an approximately 2% allocation to cash equivalents at the end of the reporting period.

What is your tactical view and strategy for the months ahead?

In our view, how far the U.S. economy rebounds from its weak first quarter 2014 is likely to be a key determinant for fixed income performance in the months ahead. Should the economy indeed bounce back strongly, such expansion may accelerate the Fed’s anticipated schedule for increasing interest rates. Other key economic variables likely to affect Fed policy include job creation, unemployment rates and inflationary pressures. In turn, any shift in Fed policy, either more or less accommodative, will almost surely affect the fixed income market given its sensitivity to changes in interest rates and potentially to the ending of the quantitative easing program.

Given this view, at the end of the reporting period, we continued to favor corporate bonds, especially those rated BBB, for their incremental yield. However, given how tight spreads, or yield differentials compared to U.S. Treasuries, are, we would not be inclined to increase the Fund’s already overweighted allocation to corporate bonds but would rather expect to maintain exposure near levels seen at the end of June 2014. Should the equity market outlook weaken, we might look to reduce the Fund’s high yield corporate bond exposure. Also, escalating tensions in the Middle East and in Ukraine could prompt a flight to quality, which could, in turn, lead us to trim the Fund’s position in both investment grade and high yield corporate bonds and add to its position in U.S. Treasuries.

As we continue to seek to maximize current income, we maintain a long-term investment perspective.

33

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2014 (unaudited)

Ten Largest Holdings
	Principal		Percentage of
Issue	Amount	Value	Net Assets
FNMA Pool #MA1107, 3.50%, 7/1/32	$1,324,671	$1,388,982	1.7%
U.S. Treasury Notes, 2.75%, 2/15/24	1,050,000	1,073,871	1.3%
GNMA II Pool #5260, 4.50%, 12/20/41	934,541	1,022,196	1.2%
FNMA Pool #AB5231, 2.50%, 5/1/27	817,181	831,226	1.0%
FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	732,221	776,758	0.9%
Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	700,000	763,816	0.9%
FNMA Pool #AB8144, 5.00%, 4/1/37	641,213	713,199	0.9%
U.S. Treasury Bonds, 2.00%, 1/15/26	597,160	703,576	0.8%
U.S. Treasury Notes, 0.75%, 12/31/17	700,000	691,141	0.8%
U.S. Treasury Bonds, 3.63%, 8/15/43	625,000	660,156	0.8%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

Coupon Distribution
Percentage of
Fund’s Investments
Less than 4%	42.9%
4-4.99%	22.2%
5-5.99%	22.7%
6-6.99%	8.4%
7-7.99%	3.6%
8-8.99%	0.2%

34

Value Line Core Bond Fund Schedule of Investments (unaudited)

Principal Amount		Value
ASSET-BACKED SECURITIES (1.5%)
$292,448	Ford Credit Auto Lease Trust, Series 2013-B, Class A2B, 0.42%, 1/15/16 (1)	$292,549
350,000	Ford Credit Auto Owner Trust, Series 2013-D, Class A3, 0.67%, 4/15/18	350,098
245,000	Ford Credit Floorplan Master Owner Trust A, Series 2013-1, Class A1, 0.85%, 1/15/18	245,816
350,000	Honda Auto Receivables Owner Trust, Series 2013-4, Class A3, 0.69%, 9/18/17	350,635
	TOTAL ASSET-BACKED SECURITIES (COST $1,238,166) (1.5%)	1,239,098

COMMERCIAL MORTGAGE-BACKED SECURITIES (8.1%)
300,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class A4, 5.47%, 1/12/45 (1)	330,402
350,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	379,637
700,000	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	763,816
200,000	FREMF Mortgage Trust, Series 2012-K711, Class B, 3.68%, 8/25/45 (1) (2)	207,373
250,000	FREMF Mortgage Trust, Series 2014-K715, Class B, 4.12%, 2/25/46 (1) (2)	261,658
200,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.27%, 4/25/46 (1) (2)	201,883
300,000	GNMA, Series 2010-155, Class B, 2.53%, 6/16/39	307,891
342,277	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	331,020
600,000	GNMA, Series 2013-12, Class B, 2.45%, 11/16/52 (1)	567,883

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (8.1%) (continued)
$437,820	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53 (1)	$419,307
152,517	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB12, Class A3A2, 4.93%, 9/12/37	152,495
268,186	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51 (1)	299,467
332,241	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A, 5.17%, 12/12/49	358,767
300,000	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3, 5.17%, 12/12/49	322,840
300,000	ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A4, 5.49%, 3/12/51 (1)	329,509
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2, 1.69%, 12/15/48	247,384
200,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	203,363
196,347	Sequoia Mortgage Trust, Series 2004-8, Class A1, 0.85%, 9/20/34 (1)	188,417
219,523	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A2, 2.39%, 6/25/34 (1)	211,826
307,943	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.24%, 4/25/45 (1)	312,488
350,000	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.44%, 7/15/46 (1)	365,984
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,880,814) (8.1%)	6,763,410

Principal Amount		Value
CORPORATE BONDS & NOTES (47.2%)

	BASIC MATERIALS (3.5%)
$100,000	ArcelorMittal, Senior Unsecured Notes, 5.00%, 2/25/17	$105,750
200,000	ArcelorMittal, Senior Unsecured Notes, 7.50%, 10/15/39	220,000
250,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	251,250
250,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23 (2)	251,085
300,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	314,945
250,000	Methanex Corp., Senior Unsecured Notes, 3.25%, 12/15/19	255,966
500,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	560,268
150,000	Southern Copper Corp., Senior Unsecured Notes, 7.50%, 7/27/35	174,619
250,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19	271,875
350,000	Vale Overseas Ltd., Guaranteed Notes, 5.63%, 9/15/19	393,646
100,000	Vale S.A., Senior Unsecured Notes, 5.63%, 9/11/42	97,970
		2,897,374

	COMMUNICATIONS (5.4%)
250,000	America Movil S.A.B. de C.V., Guaranteed Notes, 5.00%, 3/30/20	277,168
150,000	CenturyLink, Inc., Series P, Senior Unsecured Notes, 7.60%, 9/15/39	150,563
500,000	Comcast Corp., Guaranteed Notes, 4.25%, 1/15/33	513,617
350,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	361,416
500,000	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, 11/15/20	533,750

See Notes to Financial Statements.

June 30, 2014

Principal Amount		Value
CORPORATE BONDS & NOTES (47.2%) (continued)

	COMMUNICATIONS (5.4%) (continued)
$400,000	Motorola Solutions, Inc., Senior Unsecured Notes, 6.00%, 11/15/17	$454,183
250,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24 (2)	261,250
250,000	Rogers Communications, Inc., Guaranteed Notes, 5.00%, 3/15/44	260,703
200,000	Sprint Communications, Inc., Senior Unsecured Notes, 6.00%, 12/1/16	217,750
100,000	Telecom Italia Capital S.A., Guaranteed Notes, 7.72%, 6/4/38	115,250
200,000	Telecom Italia SpA, Senior Unsecured Notes, 5.30%, 5/30/24 (2)	200,750
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	289,847
450,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, 9/15/16	463,834
150,000	Verizon Communications, Inc., Senior Unsecured Notes, 6.55%, 9/15/43	188,766
200,000	Viacom, Inc., Senior Unsecured Notes, 3.88%, 4/1/24	203,239
		4,492,086
	CONSUMER, CYCLICAL (4.2%)
300,000	CVS Caremark Corp., Senior Unsecured Notes, 6.60%, 3/15/19	353,224
500,000	D.R. Horton, Inc., Guaranteed Notes, 6.50%, 4/15/16	541,250
250,000	Delphi Corp., Guaranteed Notes, 6.13%, 5/15/21	279,400
250,000	Ford Motor Co., Senior Unsecured Notes, 7.45%, 7/16/31	334,232
275,000	Kia Motors Corp., Senior Unsecured Notes, 3.63%, 6/14/16 (2)	287,953

Principal
Amount		Value
	CONSUMER, CYCLICAL (4.2%) (continued)
$200,000	Lear Corp., Guaranteed Notes, 5.38%, 3/15/24	$205,500
250,000	Macy’s Retail Holdings, Inc., Guaranteed Notes, 4.38%, 9/1/23	264,930
100,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19 (2)	100,707
150,000	Ryland Group, Inc. (The), Guaranteed Notes, 6.63%, 5/1/20	162,750
300,000	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 3.13%, 2/15/23	287,021
250,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 5.50%, 6/1/24	253,125
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	251,139
200,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Unsecured Notes, 7.75%, 8/15/20	218,000
		3,539,231
	CONSUMER, NON-CYCLICAL (4.9%)
208,000	ADT Corp. (The), Senior Unsecured Notes, 2.25%, 7/15/17	205,400
400,000	Amgen, Inc., Senior Unsecured Notes, 2.50%, 11/15/16	414,305
250,000	Boston Scientific Corp., Senior Unsecured Notes, 2.65%, 10/1/18	255,558
350,000	Celgene Corp., Senior Unsecured Notes, 4.00%, 8/15/23	364,492
200,000	Cigna Corp., Senior Unsecured Notes, 2.75%, 11/15/16	207,703
200,000	Constellation Brands, Inc., Guaranteed Notes, 4.25%, 5/1/23	200,750
150,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	153,285

Principal Amount		Value
	CONSUMER, NON-CYCLICAL (4.9%) (continued)
$250,000	Express Scripts Holding Co., Guaranteed Notes, 3.50%, 11/15/16	$265,447
250,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	276,695
300,000	HCA, Inc., Senior Secured Notes, 6.50%, 2/15/20	337,500
250,000	HJ Heinz Co., Secured Notes, 4.25%, 10/15/20	251,563
250,000	Humana, Inc., Senior Unsecured Notes, 3.15%, 12/1/22	245,349
350,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	378,101
350,000	Mylan, Inc., Senior Unsecured Notes, 1.35%, 11/29/16	350,583
150,000	Mylan, Inc., Senior Unsecured Notes, 5.40%, 11/29/43	161,528
		4,068,259
	ENERGY (6.5%)
150,000	Access Midstream Partners L.P./ACMP Finance Corp., Guaranteed Notes, 4.88%, 5/15/23	158,063
300,000	Anadarko Petroleum Corp., Senior Unsecured Notes, 6.38%, 9/15/17	345,402
200,000	Antero Resources Corp., Guaranteed Notes, 5.13%, 12/1/22 (2)	205,500
250,000	Chesapeake Energy Corp., Guaranteed Notes, 4.88%, 4/15/22	258,750
250,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17	257,173
350,000	Devon Energy Corp., Senior Unsecured Notes, 1.20%, 12/15/16	351,061
200,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 5.95%, 10/1/43	226,473
200,000	Ensco PLC, Senior Unsecured Notes, 4.70%, 3/15/21	217,878

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal
Amount		Value
CORPORATE BONDS & NOTES (47.2%) (continued)

	ENERGY (6.5%) (continued)
$200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	$206,818
200,000	Hess Corp., Senior Unsecured Notes, 5.60%, 2/15/41	232,558
500,000	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 2.65%, 2/1/19	506,045
200,000	Petrobras Global Finance B.V., Guaranteed Notes, 3.11%, 3/17/20 (1) (3)	205,490
200,000	Petrobras Global Finance B.V., Guaranteed Notes, 6.25%, 3/17/24	212,880
250,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	270,576
130,000	Plains Exploration & Production Co., Guaranteed Notes, 6.88%, 2/15/23	152,100
200,000	Rowan Companies, Inc., Guaranteed Notes, 7.88%, 8/1/19	244,253
150,000	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, 3/15/21	162,563
350,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	379,194
250,000	Tesoro Corp., Guaranteed Notes, 4.25%, 10/1/17	261,250
300,000	Valero Energy Corp., Guaranteed Notes, 6.63%, 6/15/37	372,760
200,000	Whiting Petroleum Corp., Guaranteed Notes, 5.00%, 3/15/19	210,500
		5,437,287
	FINANCIAL (18.3%)
250,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	257,500
200,000	Ally Financial, Inc., Guaranteed Notes, 4.63%, 6/26/15	206,500
250,000	American Express Co., Senior Unsecured Notes, 0.82%, 5/22/18 (1)	251,868

Principal
Amount		Value
	FINANCIAL (18.3%) (continued)
$500,000	American International Group, Inc. MTN, Senior Unsecured Notes, 5.85%, 1/16/18	$570,791
200,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24 (2)	205,279
300,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	330,750
250,000	Bank of America Corp., Series L, Senior Unsecured Notes, 1.35%, 11/21/16	250,735
250,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16 (2)	262,018
500,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	570,710
250,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	253,416
300,000	Branch Banking & Trust Co., Senior Unsecured Notes, 1.05%, 12/1/16	300,728
150,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	155,250
350,000	Citigroup, Inc., Senior Unsecured Notes, 1.70%, 7/25/16	354,601
350,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	365,067
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	205,830
500,000	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, Guaranteed Notes, 3.95%, 11/9/22	508,314
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18 (2)	252,232
250,000	Crown Castle International Corp., Senior Unsecured Notes, 4.88%, 4/15/22	258,438
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21 (3)	214,846

Principal
Amount		Value
	FINANCIAL (18.3%) (continued)
$350,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	$364,091
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23 (2)	246,511
300,000	First Horizon National Corp., Senior Unsecured Notes, 5.38%, 12/15/15	317,359
300,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.72%, 12/6/17	300,122
250,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 1.00%, 8/11/15 (1)	251,792
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 2.75%, 5/15/16	253,750
290,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 10/1/16	319,082
200,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	240,607
350,000	Hartford Financial Services Group, Inc. (The), Senior Unsecured Notes, 4.00%, 10/15/17	377,673
350,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	366,765
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	275,610
150,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	159,584
250,000	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Guaranteed Notes, 3.50%, 3/15/17	252,813
300,000	Itau Unibanco Holding S.A., Subordinated Notes, 5.50%, 8/6/22	307,260
150,000	Jefferies Group LLC, Senior Unsecured Notes, 8.50%, 7/15/19	187,500

See Notes to Financial Statements.

June 30, 2014

Principal
Amount		Value
CORPORATE BONDS & NOTES (47.2%) (continued)

	FINANCIAL (18.3%) (continued)
$200,000	Jefferies Group LLC, Senior Unsecured Notes, 6.25%, 1/15/36	$209,294
250,000	KeyCorp. MTN, Senior Unsecured Notes, 5.10%, 3/24/21	283,276
160,000	Macquarie Bank Ltd., Senior Unsecured Notes, 5.00%, 2/22/17 (2)	174,368
250,000	Macquarie Bank Ltd., Senior Unsecured Notes, 2.60%, 6/24/19 (2)	251,580
500,000	Morgan Stanley, Senior Unsecured Notes, 4.75%, 3/22/17	544,370
300,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	305,189
500,000	PNC Funding Corp., Guaranteed Notes, 5.13%, 2/8/20	571,136
500,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19	509,428
250,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	249,120
250,000	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 1.88%, 3/31/17	252,227
500,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 3.00%, 9/24/15	513,568
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21 (3)	282,261
150,000	Standard Chartered PLC, Subordinated Notes, 5.70%, 3/26/44 (2)	157,224
350,000	Wachovia Corp., Subordinated Notes, 5.63%, 10/15/16	385,698
300,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	369,416
200,000	XLIT Ltd., Guaranteed Notes, 5.25%, 12/15/43	219,933
		15,273,480

Principal Amount		Value
	INDUSTRIAL (2.8%)
$350,000	Alliant Techsystems, Inc., Guaranteed Notes, 6.88%, 9/15/20	$378,000
350,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20 .	391,125
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.05%, 3/15/22	251,227
200,000	Lafarge S.A., Senior Unsecured Notes, 6.20%, 7/9/15 (2)	209,500
200,000	Masco Corp., Senior Unsecured Notes, 7.13%, 3/15/20	235,344
133,000	Owens Corning, Inc., Guaranteed Notes, 6.50%, 12/1/16	148,329
350,000	Rock-Tenn Co., Guaranteed Notes, 4.90%, 3/1/22	382,023
300,000	Textron, Inc., Senior Unsecured Notes, 6.20%, 3/15/15	312,236
		2,307,784
	TECHNOLOGY (0.7%)
150,000	Altera Corp., Senior Unsecured Notes, 2.50%, 11/15/18	152,304
150,000	Oracle Corp., Senior Unsecured Notes, 5.00%, 7/8/19	171,062
200,000	Seagate HDD Cayman, Guaranteed Notes, 4.75%, 1/1/25 (2)	198,500
100,000	Xerox Corp., Senior Unsecured Notes, 2.80%, 5/15/20	99,838
		621,704
	UTILITIES (0.9%)
300,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	337,395
380,000	Florida Power & Light Co., 4.95%, 6/1/35 .	429,089
		766,484
	TOTAL CORPORATE BONDS & NOTES (Cost $38,592,519) (47.2%)	39,403,689

Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (0.8%)
$300,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20 (3)	$339,900
350,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	363,125
	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $676,199) (0.8%)	703,025

LONG-TERM MUNICIPAL SECURITIES (1.4%)

	NEW YORK (0.4%)
300,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	301,863

	TEXAS (0.9%)
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	466,810
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	266,650
		733,460
	VIRGINIA (0.1%)
100,000	City of Norfolk, Taxable Build America Bonds, General Obligation Unlimited, Series B, 5.91%, 3/1/29	122,122
	TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,166,663) (1.4%)	1,157,445

U.S. GOVERNMENT AGENCY OBLIGATIONS (26.2%)
500,000	FHLMC, 2.00%, 8/25/16	515,051

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal
Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (26.2%) (continued)
$87,174	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	$96,471
58,629	FHLMC Gold PC Pool #A29633, 5.00%, 1/1/35	65,007
56,295	FHLMC Gold PC Pool #A56491, 5.00%, 1/1/37	62,299
732,221	FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	776,758
182,107	FHLMC Gold PC Pool #A97264, 4.00%, 2/1/41	193,184
18,948	FHLMC Gold PC Pool #B12822, 5.00%, 3/1/19	20,121
8,553	FHLMC Gold PC Pool #B17398, 4.50%, 12/1/19	9,090
43,161	FHLMC Gold PC Pool #B18034, 4.50%, 4/1/20	45,783
103,030	FHLMC Gold PC Pool #C09004, 3.50%, 7/1/42	106,040
22,726	FHLMC Gold PC Pool #C91413, 3.50%, 12/1/31	23,762
490,566	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	525,450
1,759	FHLMC Gold PC Pool #E92226, 5.00%, 11/1/17	1,867
2,386	FHLMC Gold PC Pool #E92829, 5.00%, 12/1/17	2,533
27,249	FHLMC Gold PC Pool #E93499, 5.00%, 12/1/17	28,925
3,411	FHLMC Gold PC Pool #E98960, 5.00%, 9/1/18	3,621
261,280	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	268,913
41,620	FHLMC Gold PC Pool #G08184, 5.00%, 1/1/37	46,059
5,501	FHLMC Gold PC Pool #G11986, 5.00%, 4/1/21	5,942
7,887	FHLMC Gold PC Pool #G12319, 5.00%, 6/1/21	8,521

Principal
Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (26.2%) (continued)
$438,261	FHLMC Gold PC Pool #G14216, 3.50%, 7/1/21	$464,550
47,230	FHLMC Gold PC Pool #G18044, 4.50%, 3/1/20	50,190
7,388	FHLMC Gold PC Pool #J00118, 5.00%, 10/1/20	7,873
145,674	FHLMC Gold PC Pool #J00139, 5.00%, 10/1/20	155,247
39,441	FHLMC Gold PC Pool #J03233, 5.00%, 8/1/21	42,598
379,286	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	407,374
37,761	FHLMC Gold PC Pool #Q01181, 4.50%, 6/1/41	40,911
133,234	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	137,126
210,301	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	216,444
458,589	FHLMC Gold PC Pool #Q11556, 3.00%, 10/1/42	452,912
467,784	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	462,716
149,969	FHLMC Pool #783022, 2.38%, 2/1/35 (1)	160,150
83,828	FHLMC REMIC Trust Series 2643, Class ME, 3.50%, 3/15/18	85,334
500,000	FNMA, 1.10%, 7/11/17	500,129
17,184	FNMA Pool #254383, 7.50%, 6/1/32	20,271
47,625	FNMA Pool #254476, 5.50%, 9/1/32	53,590
39,005	FNMA Pool #254684, 5.00%, 3/1/18	41,383
97,635	FNMA Pool #255496, 5.00%, 11/1/34	108,661
7,936	FNMA Pool #255580, 5.50%, 2/1/35	8,919
4,532	FNMA Pool #258149, 5.50%, 9/1/34	5,083
28,930	FNMA Pool #412682, 6.00%, 3/1/28	32,937
4,036	FNMA Pool #511823, 5.50%, 5/1/16	4,287

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (26.2%) (continued)
$188	FNMA Pool #568625, 7.50%, 1/1/31	$194
30,261	FNMA Pool #571090, 7.50%, 1/1/31	30,810
1,666	FNMA Pool #573935, 7.50%, 3/1/31	1,776
14,814	FNMA Pool #622373, 5.50%, 12/1/16	15,733
25,291	FNMA Pool #623503, 6.00%, 2/1/17	26,215
109,139	FNMA Pool #626440, 7.50%, 2/1/32	124,159
13,674	FNMA Pool #631328, 5.50%, 2/1/17	14,522
1,362	FNMA Pool #638247, 5.50%, 5/1/17	1,447
1,292	FNMA Pool #643277, 5.50%, 4/1/17	1,372
11,537	FNMA Pool #685183, 5.00%, 3/1/18	12,240
1,897	FNMA Pool #688539, 5.50%, 3/1/33	2,129
21,678	FNMA Pool #703936, 5.00%, 5/1/18	23,002
42,121	FNMA Pool #726889, 5.50%, 7/1/33	47,274
97,997	FNMA Pool #735224, 5.50%, 2/1/35	110,147
24,434	FNMA Pool #763393, 5.50%, 2/1/34	27,337
5,370	FNMA Pool #769682, 5.00%, 3/1/34	5,984
70,093	FNMA Pool #769862, 5.50%, 2/1/34	78,732
1,095	FNMA Pool #778141, 5.00%, 5/1/34	1,217
975	FNMA Pool #789150, 5.00%, 10/1/34	1,088
12,918	FNMA Pool #797154, 5.50%, 11/1/34	14,586
34,535	FNMA Pool #801063, 5.50%, 11/1/34	38,752
27,029	FNMA Pool #803675, 5.50%, 12/1/34	30,341
28,885	FNMA Pool #804683, 5.50%, 12/1/34	32,316
173,670	FNMA Pool #815813, 2.49%, 2/1/35 (1)	185,616
164,984	FNMA Pool #919584, 6.00%, 6/1/37	185,706
478,808	FNMA Pool #932525, 5.00%, 2/1/40	534,882
460,409	FNMA Pool #974965, 5.00%, 4/1/38	511,607
28,919	FNMA Pool #AA2531, 4.50%, 3/1/39	31,337

See Notes to Financial Statements.

June 30, 2014

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (26.2%) (continued)
$413,652	FNMA Pool #AB2346, 4.50%, 2/1/41	$448,437
817,181	FNMA Pool #AB5231, 2.50%, 5/1/27	831,226
396,791	FNMA Pool #AB5716, 3.00%, 7/1/27	412,679
641,213	FNMA Pool #AB8144, 5.00%, 4/1/37	713,199
438,835	FNMA Pool #AC8908, 4.50%, 1/1/40	475,676
36,140	FNMA Pool #AD1035, 4.50%, 2/1/40	39,164
183,178	FNMA Pool #AD6374, 5.00%, 5/1/40	203,831
207,330	FNMA Pool #AD7136, 5.00%, 7/1/40	230,540
168,402	FNMA Pool #AD8536, 5.00%, 8/1/40	187,282
223,722	FNMA Pool #AE1853, 4.00%, 8/1/40	237,764
187,224	FNMA Pool #AH8932, 4.50%, 4/1/41	202,934
49,130	FNMA Pool #AI0620, 4.50%, 5/1/41	53,230
477,967	FNMA Pool #AJ5311, 4.50%, 11/1/41	517,851
263,392	FNMA Pool #AJ5888, 4.50%, 11/1/41	286,289
382,011	FNMA Pool #AJ9278, 3.50%, 12/1/41	393,848
612,365	FNMA Pool #AO7977, 3.00%, 6/1/27	636,884
412,725	FNMA Pool #AQ0287, 3.00%, 10/1/42	408,205
130,556	FNMA Pool #AR2174, 3.00%, 4/1/43	129,128
415,583	FNMA Pool #AR6394, 3.00%, 2/1/43	411,031
491,153	FNMA Pool #MA0641, 4.00%, 2/1/31	528,365
1,324,671	FNMA Pool #MA1107, 3.50%, 7/1/32	1,388,982
400,000	FNMA Pool TBA, 2.50%, 7/1/29	406,312
550,000	FNMA Pool TBA, 3.50%, 7/1/44	566,156
300,000	FNMA Pool TBA, 4.00%, 7/1/44	318,375
300,000	FNMA Pool TBA, 4.50%, 7/1/44	324,891
30,248	FNMA REMIC Trust Series 2003-38, Class TC, 5.00%, 3/25/23	31,515
179,803	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	178,131

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (26.2%) (continued)
$436,479	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	$440,066
1,970	GNMA I Pool #429786, 6.00%, 12/15/33	2,276
41,425	GNMA I Pool #548880, 6.00%, 12/15/31	46,599
28,222	GNMA I Pool #551762, 6.00%, 4/15/32	32,327
3,126	GNMA I Pool #557681, 6.00%, 8/15/31	3,516
14,955	GNMA I Pool #582415, 6.00%, 11/15/32	17,293
58,880	GNMA I Pool #583008, 5.50%, 6/15/34	66,429
46,704	GNMA I Pool #605025, 6.00%, 2/15/34	52,534
18,265	GNMA I Pool #605245, 5.50%, 6/15/34	20,506
32,083	GNMA I Pool #610944, 5.50%, 4/15/34	35,859
38,580	GNMA I Pool #622603, 6.00%, 11/15/33	43,399
5,382	GNMA I Pool #626480, 6.00%, 2/15/34	6,163
35,956	GNMA II Pool #3645, 4.50%, 12/20/19	37,869
934,541	GNMA II Pool #5260, 4.50%, 12/20/41	1,022,196
242,070	GNMA II Pool #MA1520, 3.00%, 12/20/43	244,758
300,000	GNMA II Pool TBA, 4.00%, 7/1/44	321,047
500,000	GNMA II Pool TBA, 4.50%, 7/1/44	545,957
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $21,583,420) (26.2%)	21,855,322

U.S. TREASURY OBLIGATIONS (10.8%)

	U.S. TREASURY NOTES & BONDS (10.8%)
350,000	U.S. Treasury Bonds, 7.88%, 2/15/21	478,516
597,160	U.S. Treasury Bonds, 2.00%, 1/15/26 (4)	703,576
150,000	U.S. Treasury Bonds, 5.25%, 11/15/28	192,141
500,000	U.S. Treasury Bonds, 4.38%, 2/15/38	596,953
250,000	U.S. Treasury Bonds, 4.38%, 5/15/40	299,805
350,000	U.S. Treasury Bonds, 3.75%, 8/15/41	380,187
200,000	U.S. Treasury Bonds, 2.88%, 5/15/43	182,750

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (10.8%) (continued)

	U.S. TREASURY NOTES & BONDS (10.8%) (continued)
$625,000	U.S. Treasury Bonds, 3.63%, 8/15/43	$660,156
225,000	U.S. Treasury Bonds, 3.75%, 11/15/43	243,000
275,000	U.S. Treasury Bonds, 3.63%, 2/15/44	290,211
150,000	U.S. Treasury Notes, 1.38%, 11/30/15	152,426
400,000	U.S. Treasury Notes, 0.25%, 2/29/16	399,609
350,000	U.S. Treasury Notes, 1.50%, 6/30/16	357,219
150,000	U.S. Treasury Notes, 1.00%, 8/31/16	151,547
250,000	U.S. Treasury Notes, 0.88%, 12/31/16	251,308
200,000	U.S. Treasury Notes, 0.75%, 3/15/17 (3)	200,000
700,000	U.S. Treasury Notes, 0.75%, 12/31/17	691,141
300,000	U.S. Treasury Notes, 1.38%, 12/31/18	298,758
250,000	U.S. Treasury Notes, 1.50%, 2/28/19	249,590
100,000	U.S. Treasury Notes, 1.50%, 3/31/19	99,773
500,000	U.S. Treasury Notes, 3.13%, 5/15/19	536,211
150,000	U.S. Treasury Notes, 2.63%, 8/15/20	156,094
400,000	U.S. Treasury Notes, 2.25%, 4/30/21	403,937
1,050,000	U.S. Treasury Notes, 2.75%, 2/15/24	1,073,870
		9,048,778
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,101,328) (10.8%)	9,048,778

Shares		Value
SHORT-TERM INVESTMENTS (6.3%)

	MONEY MARKET FUNDS (6.3%)
5,227,604	State Street Institutional Liquid Reserves Fund	5,227,604
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,227,604) (6.3%)	5,227,604

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Shares	Value

TOTAL INVESTMENT SECURITIES (102.3%) (Cost $84,466,713)	$85,398,371

EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.3%)	(1,916,947)
NET ASSETS (100%)	$83,481,424
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($83,481,424 ÷ 16,777,292 shares outstanding)	$4.98

(1)	The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.
(2)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(3)	A portion or all of the security was held on loan. As of June 30, 2014, the market value of the securities on loan was $1,198,169.
(4)	Treasury Inflation Protected Security (TIPS).
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
GMTN	Global Medium Term Note.
GNMA	Government National Mortgage Association.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.
TBA	To Be Announced.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2014 (See Note 1B):

Investment in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$1,239,098	$—	$1,239,098
Commercial Mortgage-Backed Securities	—	6,763,410	—	6,763,410
Corporate Bonds & Notes*	—	39,403,689	—	39,403,689
Foreign Government Obligations	—	703,025	—	703,025
Long-Term Municipal Securities*	—	1,157,445	—	1,157,445
U.S. Government Agency Obligations	—	21,855,322	—	21,855,322
U.S. Treasury Obligations	—	9,048,778	—	9,048,778
Short-Term Investments	—	5,227,604	—	5,227,604
Total Investments in Securities	$—	$85,398,371	$—	$85,398,371

* See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities at June 30, 2014 (unaudited)

	Value		Value	Value Line
	Line Premier	The	Line Income	Larger	Value Line
	Growth	Value Line	and Growth	Companies	Core
	Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund, Inc.	Bond Fund
Assets:
Investments in securities, at value*	$392,513,093	$126,043,816	$345,770,641	$216,426,081	$85,398,371
Cash	—	5,195	14,812	8,892	—
Cash collateral received for securities on loan (Note 1J)	6,696,523	1,327,000	14,009,948	2,347,150	1,222,250
Receivable for securities sold	453,129	—	5,294,884	8,135,568	76,925
Interest and dividends receivable	437,675	63,873	821,449	184,367	623,454
Receivable for capital shares sold	30,624	92	75,024	100	8,060
Prepaid expenses	21,289	15,292	20,565	16,205	12,124
Receivable for securities lending income	4,952	807	14,840	2,747	269
Other receivables	—	808	128	—	—
Total Assets	400,157,285	127,456,883	366,022,291	227,121,110	87,341,453
Liabilities:
Payable upon return of securities on loan (Note 1J)	6,696,523	1,327,000	14,009,948	2,347,150	1,222,250
Payable for securities purchased	—	—	6,527,228	8,162,285	2,489,852
Payable for capital shares redeemed	120,152	7,006	36,246	9,099	83,452
Dividends payable to shareholders	—	—	—	—	16,850
Accrued expenses:
Advisory fee	242,771	71,304	187,579	132,474	27,464
Service and distribution plan fees	80,924	25,844	56,452	26,495	13,732
Directors’ fees and expenses	850	403	783	556	322
Other	52,571	33,850	39,367	37,367	6,107
Total Liabilities	7,193,791	1,465,407	20,857,603	10,715,426	3,860,029
Net Assets	$392,963,494	$125,991,476	$345,164,688	$216,405,684	$83,481,424
Net assets consist of:
Capital stock, at $1.00, $1.00, $1.00, $1.00 and $0.01 par value, respectively (authorized 100,000,000, 50,000,000, 75,000,000, 50,000,000 and unlimited shares, respectively)	$11,079,978	$8,962,383	$33,534,342	$8,019,602	$167,773
Additional paid-in capital	156,007,901	97,989,396	215,319,140	144,890,669	83,301,738
Undistributed net investment income	293,270	146,517	215,321	1,412,353	32,713
Accumulated net realized gain/(loss) on investments and foreign currency	16,612,649	(39,692,042)	14,004,555	(15,594,689)	(952,458)
Net unrealized appreciation of:
Investments and foreign currency translations	208,969,696	58,585,222	82,091,330	77,677,749	931,658
Net Assets	$392,963,494	$125,991,476	$345,164,688	$216,405,684	$83,481,424
Shares Outstanding	11,079,978	8,962,383	33,534,342	8,019,602	16,777,292
Net Asset Value, Offering and Redemption Price per Outstanding Share	$35.47	$14.06	$10.29	$26.98	$4.98
* Includes securities on loan of	$6,545,741	$1,300,270	$13,742,949	$2,302,300	$1,198,169
Cost of investments	$183,543,715	$67,458,595	$263,679,901	$138,748,802	$84,466,713

See Notes to Financial Statements.

42

Statements of Operations
for the Six Months Ended June 30, 2014 (unaudited)

	Value		Value	Value Line
	Line Premier	The	Line Income	Larger	Value Line
	Growth	Value Line	and Growth	Companies	Core
	Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund, Inc.	Bond Fund
Investment Income:
Dividends (net of foreign withholding tax of $84,069, $12,778, $59,890, $43,893 and $0, respectively)	$2,618,379	$833,970	$3,009,084	$1,626,675	$—
Interest	253	33	1,180,753	149	1,198,341
Securities lending income	35,504	5,729	65,800	13,948	1,280
Total Income	2,654,136	839,732	4,255,637	1,640,772	1,199,621
Expenses:
Advisory fee	1,455,789	424,644	1,100,055	783,587	209,515
Service and distribution plan fees	485,263	153,788	413,562	261,196	104,757
Sub-transfer agent fees	43,406	2,880	24,635	5,114	—
Custodian fees	36,149	15,260	45,470	18,971	29,448
Auditing and legal fees	87,330	32,245	74,476	48,850	80,765
Transfer agent fees	73,383	41,114	59,003	46,876	38,190
Directors’ fees and expenses	43,055	13,543	35,937	23,130	9,237
Printing and postage	68,372	34,404	55,764	39,030	35,393
Registration and filing fees	20,096	14,753	19,635	16,051	16,409
Insurance	20,632	6,529	17,440	10,963	3,786
Other	27,391	10,176	23,012	15,248	7,745
Total Expenses Before Fees Waived (Note 6)	2,360,866	749,336	1,868,989	1,269,016	535,245
Less: Service and Distribution Plan Fees Waived	—	—	(82,712)	(104,478)	(20,951)
Less: Advisory Fees Waived	—	—	—	—	(41,903)
Net Expenses	2,360,866	749,336	1,786,277	1,164,538	472,391
Net Investment Income	293,270	90,396	2,469,360	476,234	727,230
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	14,862,704	3,244,983	11,198,569	19,384,940	(79,694)
Foreign currency transactions	(2,747)	210	(1,042)	(752)	—
	14,859,957	3,245,193	11,197,527	19,384,188	(79,694)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	1,249,557	1,668,300	4,572,736	(8,473,420)	2,177,679
Foreign currency transactions	256	1	520	325	—
	1,249,813	1,668,301	4,573,256	(8,473,095)	2,177,679
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	16,109,770	4,913,494	15,770,783	10,911,093	2,097,985
Net Increase in Net Assets from Operations	$16,403,040	$5,003,890	$18,240,143	$11,387,327	$2,825,215

See Notes to Financial Statements.

43

Statement of Changes in Net Assets for the Six Months Ended June 30, 2014 (unaudited) and for the Year Ended December 31, 2013

	Value Line Premier Growth Fund, Inc.
	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
Operations:
Net investment income/(loss)	$293,270	$(86,871)
Net realized gain on investments and foreign currency	14,859,957	25,565,126
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	1,249,813	62,182,392
Net increase in net assets from operations	16,403,040	87,660,647
Distributions to Shareholders from:
Net investment income	—	—
Net realized gain from investment transactions	—	(27,662,900)
Total distributions	—	(27,662,900)
Share Transactions:
Proceeds from sale of shares	8,105,475	36,026,126
Proceeds from reinvestment of dividends and distributions to shareholders	—	26,690,717
Cost of shares redeemed	(33,617,973)	(58,077,559)
Net increase/(decrease) in net assets from capital share transactions	(25,512,498)	4,639,284
Total increase/(decrease) in net assets	(9,109,458)	64,637,031
Net Assets:
Beginning of period	402,072,952	337,435,921
End of period	$392,963,494	$402,072,952
Undistributed net investment income included in net assets, at end of period	$293,270	$—
Capital Share Transactions:
Shares sold	237,749	1,144,091
Shares issued to shareholders in reinvestment of dividends and distributions	—	790,836
Shares redeemed	(986,328)	(1,807,035)
Net increase/(decrease)	(748,579)	127,892

See Notes to Financial Statements.

44

The Value Line Fund, Inc.		Value Line Income and Growth Fund, Inc.		Value Line Larger Companies Fund, Inc.
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
2014	2013	2014	2013	2014	2013
$90,396	$58,546	$2,469,360	$3,959,175	$476,234	$932,225
3,245,193	9,275,494	11,197,527	14,399,967	19,384,188	12,205,457
1,668,301	22,101,204	4,573,256	37,462,194	(8,473,095)	38,252,016
5,003,890	31,435,244	18,240,143	55,821,336	11,387,327	51,389,698

—	(526,843)	(2,396,042)	(3,803,097)	—	(1,253,220)
—	—	—	(13,525,713)	—	—
—	(526,843)	(2,396,042)	(17,328,810)	—	(1,253,220)

1,439,216	2,105,661	13,056,568	17,287,138	1,474,122	1,455,686
56	497,705	2,162,672	15,889,436	83	1,190,112
(5,719,721)	(18,041,621)	(16,596,756)	(36,676,256)	(7,964,316)	(25,516,390)

(4,280,449)	(15,438,255)	(1,377,516)	(3,499,682)	(6,490,111)	(22,870,592)
723,441	15,470,146	14,466,585	34,992,844	4,897,216	27,265,886

125,268,035	109,797,889	330,698,103	295,705,259	211,508,468	184,242,582
$125,991,476	$125,268,035	$345,164,688	$330,698,103	$216,405,684	$211,508,468

$146,517	$56,121	$215,321	$142,003	$1,412,353	$936,119

106,392	178,945	1,307,963	1,821,122	56,643	65,511
4	37,142	213,276	1,639,843	3	47,005
(422,244)	(1,537,052)	(1,666,234)	(3,887,583)	(307,803)	(1,157,543)
(315,848)	(1,320,965)	(144,995)	(426,618)	(251,157)	(1,045,027)

45

Statement of Changes in Net Assets for the Six Months Ended June 30, 2014 (unaudited) and for the Years Ended December 31, 2013 and January 31, 2013

	Value Line Core Bond Fund
		Period from
	Six Months Ended	February 1, 2013 to	Year Ended
	June 30, 2014	December 31, 2013	January 31, 2013
Operations:
Net investment income	$727,230	$898,344	$1,639,618
Net realized gain/(loss) on investments	(79,694)	(866,870)	1,779,984
Change in net unrealized appreciation/(depreciation) on investments	2,177,679	(3,263,603)	(866,255)
Net increase/(decrease) in net assets from operations	2,825,215	(3,232,129)	2,553,347

Distributions to Shareholders from:
Net investment income	(684,790)	(893,166)	(1,614,009)
Return of capital	—	(155,298)	—
Net realized gain from investment transactions	—	—	(25,662)
Total distributions	(684,790)	(1,048,464)	(1,639,671)

Share Transactions:
Proceeds from sale of shares	503,828	1,687,477	2,261,091
Net assets of shares issued in connection with reorganization (Note 3)	—	73,396,078	—
Proceeds from reinvestment of dividends and distributions to shareholders	606,087	915,474	1,273,759
Cost of shares redeemed	(4,814,075)	(17,223,654)	(6,101,213)
Net increase/(decrease) in net assets from capital share transactions	(3,704,160)	58,775,375	(2,566,363)
Total increase/(decrease) in net assets	(1,563,735)	54,494,782	(1,652,687)

Net Assets:
Beginning of period	85,045,159	30,550,377	32,203,064
End of period	$83,481,424	$85,045,159	$30,550,377
Undistributed/(distributions in excess of) net investment income included in net assets, at end of period	$32,713	$(9,727)	$(9,655)
Capital Share Transactions;
Shares sold	102,540	338,817	452,862
Shares issued in connection with reorganization	—	14,453,737	—
Shares issued to shareholders in reinvestment of dividends	122,634	185,136	255,621
Shares redeemed	(977,317)	(3,475,528)	(1,222,950)
Net increase/(decrease)	(752,143)	11,502,162	(514,467)

See Notes to Financial Statements.

46

[This Page Intentionally Left Blank.]

47

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Income/(loss) from investment operations:							Less distributions:
				Net gains/
	Net asset	Net		(losses) on				Dividends		Distributions
	value,	investment		securities (both	Total from			from net		from net		Distributions
	beginning	income/		realized and	investment	Redemption		investment		realized		from return	Total
	of year	(loss)		unrealized)	operations	fees		income		gains		of capital	distributions
Value Line Premier Growth Fund, Inc.
Period ended June 30, 2014(1)	$33.99	0.03		1.45	1.48	—		—		—		—	—
Year ended December 31, 2013	28.84	0.00	(4)	7.64	7.64	—		—		(2.49)		—	(2.49)
Year ended December 31, 2012	26.48	0.09		4.59	4.68	—		(0.09)		(2.23)		—	(2.32)
Year ended December 31, 2011	26.82	(0.08)		1.30	1.22	—		—		(1.56)		—	(1.56)
Year ended December 31, 2010	22.07	(0.01	)(5)	4.79	4.78	—		(0.03)		—		—	(0.03)
Year ended December 31, 2009	16.69	0.02		5.37	5.39	—		(0.01)		—		—	(0.01)
The Value Line Fund, Inc.
Period ended June 30, 2014(1)	13.50	0.01		0.55	0.56	—		—		—		—	—
Year ended December 31, 2013	10.36	0.01		3.19	3.20	—		(0.06)		—		—	(0.06)
Year ended December 31, 2012	9.04	0.05		1.27	1.32	—		—		—		—	—
Year ended December 31, 2011	8.55	(0.00	)(4)	0.49	0.49	—		(0.00	)(4)	—		—	(0.00	)(4)
Year ended December 31, 2010	6.81	0.00	(4)	1.74	1.74	—		—		—		—	—
Year ended December 31, 2009	6.22	(0.01)		0.60	0.59	—		—		—		—	—
Value Line Income and Growth Fund, Inc.
Period ended June 30, 2014(1)	9.82	0.07		0.47	0.54	—		(0.07)		—		—	(0.07)
Year ended December 31, 2013	8.67	0.12		1.57	1.69	—		(0.12)		(0.42)		—	(0.54)
Year ended December 31, 2012	8.27	0.13		0.74	0.87	—		(0.13)		(0.34)		—	(0.47)
Year ended December 31, 2011	8.46	0.11		(0.19)	(0.08)	—		(0.11)		—		—	(0.11)
Year ended December 31, 2010	7.75	0.10		0.71	0.81	—		(0.10)		—		—	(0.10)
Year ended December 31, 2009	6.39	0.10		1.36	1.46	—		(0.10)		—		—	(0.10)
Value Line Larger Companies Fund, Inc.
Period ended June 30, 2014(1)	25.57	0.06		1.35	1.41	—		—		—		—	—
Year ended December 31, 2013	19.78	0.13		5.81	5.94	—		(0.15)		—		—	(0.15)
Year ended December 31, 2012	17.34	0.16		2.40	2.56	—		(0.12)		—		—	(0.12)
Year ended December 31, 2011	17.47	0.12		(0.17)	(0.05)	—		(0.08)		—		—	(0.08)
Year ended December 31, 2010	15.40	0.09		2.08	2.17	—		(0.10)		—		—	(0.10)
Year ended December 31, 2009	13.18	0.10		2.22	2.32	—		(0.10)		—		—	(0.10)
Value Line Core Bond Fund
Period ended June 30, 2014(1)	4.85	0.04		0.13	0.17	—		(0.04)		—		—	(0.04)
Period ended December 31, 2013(8)	5.07	0.06		(0.22)	(0.16)	—		(0.05)		—		(0.01)	(0.06)
Year ended January 31, 2013	4.92	0.26		0.15	0.41	0.00	(4)	(0.26)		(0.00	)(4)	—	(0.26)
Year ended January 31, 2012	4.95	0.29		(0.03)	0.26	0.00	(4)	(0.29)		—		—	(0.29)
Year ended January 31, 2011	4.70	0.30		0.25	0.55	0.00	(4)	(0.30)		—		—	(0.30)
Year ended January 31, 2010	3.89	0.28		0.81	1.09	0.00	(4)	(0.28)		—		—	(0.28)
Year ended January 31, 2009	4.83	0.32		(0.95)	(0.63)	0.00	(4)	(0.31)		—		—	(0.31)

*
Ratio reflects expenses grossed up for the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

**
Ratio reflects expenses net of the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(1)	Unaudited for the six month period.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount is less than $0.01 per share.
(5)	Based on average shares outstanding.
(6)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(7)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(8)	Period from February 1, 2013 to December 31, 2013.
(9)	The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.48%.

See Notes to Financial Statements.

48

Ratios/Supplemental Data:
				Ratio of		Ratio of		Ratio of
			Net assets,	gross expenses		net expenses		net investment
Net asset			end of	to average		to average		income/(loss) to		Portfolio
value, end	Total		year	net		net		average net		turnover
of year	return		(in thousands)	assets*		assets**		assets		rate

$35.47	4.35	%(2)	$392,963	1.22	%(3)	1.22	%(3)	0.15	%(3)	2	%(2)
33.99	26.56%		402,073	1.24%		1.24%		(0.02)%		11%
28.84	17.80%		337,436	1.25%		1.25%		0.28%		15%
26.48	4.59%		298,428	1.24%		1.24%		(0.28)%		20%
26.82	21.66%		311,829	1.23	%(6)	1.19	%(7)	(0.02)%		16%
22.07	32.29%		347,938	1.22%		1.22%		0.11%		8%

14.06	4.15	%(2)	125,991	1.22	%(3)	1.22	%(3)	0.15	%(3)	4	%(2)
13.50	30.86%		125,268	1.26%		1.12%		0.05%		7%
10.36	14.60%		109,798	1.28%		1.03%		0.46%		6%
9.04	5.75%		133,336	1.29%		0.94%		(0.02)%		18%
8.55	25.55%		104,200	1.31	%(6)	0.91	%(7)	0.02%		27%
6.81	9.49%		92,680	1.36%		1.04%		(0.22)%		122%

10.29	5.53	%(2)	345,165	1.13	%(3)	1.08	%(3)	1.49	%(3)	19	%(2)
9.82	19.55%		330,698	1.16%		1.11%		1.26%		27%
8.67	10.62%		295,705	1.19%		1.14%		1.48%		31%
8.27	(0.90)%		306,227	1.20%		1.15%		1.25%		57%
8.46	10.55%		332,695	1.14	%(6)	1.05	%(7)	1.22%		46%
7.75	23.07%		340,210	1.13%		1.09%		1.49%		56%

26.98	5.51	%(2)	216,406	1.21	%(3)	1.11	%(3)	0.46	%(3)	27	%(2)
25.57	30.05%		211,508	1.25%		1.06%		0.48%		8%
19.78	14.82%		184,243	1.27%		1.02%		0.72%		17%
17.34	(0.27)%		178,783	1.25%		1.00%		0.60%		30%
17.47	14.09%		199,524	1.21	%(6)	0.92	%(7)	0.44%		153%
15.40	17.62%		202,454	1.26%		1.01%		0.62%		157%

4.98	3.52	%(2)	83,481	1.28	%(3)	1.13	%(3)	1.74	%(3)	69	%(2)

4.85	(3.13	)%(2)	85,045	1.30	%(3)	1.15	%(3)	1.17	%(3)	61	%(2)
5.07	8.49%		30,550	1.62%		1.32%		5.18%		103%
4.92	5.48%		32,203	1.55%		1.25%		5.95%		50%
4.95	12.01%		34,885	1.48	%(6)	1.13	%(7)	6.20%		42%
4.70	28.92%		37,787	1.56%		1.13%		6.51%		51%
3.89	(13.42)%		25,924	1.50	%(9)	0.98%		7.17%		39%

49

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc., and Value Line Core Bond Fund, (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Premier Growth Fund, Inc. and The Value Line Fund, Inc. is long-term growth of capital. The primary investment objective of the Value Line Income and Growth Fund, Inc. is income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return is a secondary objective. The sole investment objective of the Value Line Larger Companies Fund, Inc. is to realize capital growth. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The Value Line Funds (the “Value Line Funds”) is a family of 10 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange (“NYSE”) on the valuation date.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by each Fund’s total number of shares outstanding at the time of calculation.

The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

50

June 30, 2014

(B) Fair Value Measurements: The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 –	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 –	Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

For the six months ended June 30, 2014, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.

The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that were meaningful in relation to their net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

For the six months ended June 30, 2014, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Funds’ investments by category.

(C) Repurchase Agreements: Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Funds acquire securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. Each Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Funds’ custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Funds’ policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Funds, the Master Repurchase Agreement may permit the non-defaulting party to net and close out all transactions. The Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. At period end, there were no open repurchase agreements for the Value Line Funds.

(D) Federal Income Taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.

51

Notes to Financial Statements (unaudited) (continued)

Management has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended December 31, 2010 through December 31, 2013), and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

The dividends and distributions were as follows:

	Six Months Ended
	June 30, 2014	Year Ended
	(unaudited)	December 31, 2013
Value Line Premier Growth Fund, Inc.
Distributions per share from net realized gains	$—	$2.4934

The Value Line Fund, Inc.
Dividends per share from net investment income	$—	$0.0570

Value Line Income and Growth Fund, Inc.
Dividends per share from net investment income	$0.0718	$0.1157
Distributions per share from net realized gains	$—	$0.4174

Value Line Larger Companies Fund, Inc.
Dividends per share from net investment income	$—	$0.1521

Value Line Core Bond Fund
Dividends per share from net investment income	$0.0400	$0.0537

Distributions per share from return of capital	$—	$0.0089

The Funds may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Funds could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

The Value Line Core Bond Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.

Income dividends and capital gains distributions are automatically reinvested in additional shares of the Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Income and Growth Fund, Inc. distributes all of its net investment income quarterly and the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., and the Value Line Larger Companies Fund, Inc. distribute all of their net investment income annually. The Value Line Core Bond fund declares and pays dividends monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.

52

June 30, 2014

(F) Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

(G) Representations and Indemnifications: In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.

Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.

The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%.

At period end, there were no open joint repurchase agreements for the Value Line Funds.

53

Notes to Financial Statements (unaudited) (continued)

As of June 30, 2014, the Funds loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

			Total Collateral
	Value of Securities		(including
Fund	Loaned	Value of Collateral	Calculated Mark)*
Value Line Premier Growth Fund, Inc	$6,545,741	$6,696,523	$6,681,773
The Value Line Fund, Inc.	1,300,270	1,327,000	1,326,500
Value Line Income and Growth Fund, Inc.	13,742,949	14,009,948	14,051,350
Value Line Larger Companies Fund, Inc.	2,302,300	2,347,150	2,354,625
Value Line Core Bond Fund	1,198,169	1,222,250	1,222,625

*	Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

(K) Options: The Value Line Income and Growth Fund, Inc.’s investment strategy allows the use of options. The Fund utilizes options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.

When the Fund writes a put or call option, an amount equal to the premiums received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security underlying the written option. Additionally, written call options may involve the risk of limited gains.

The Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

As of June 30, 2014, the Value Line Income and Growth Fund, Inc. had no open options contracts.

The Value Line Income and Growth Fund, Inc.’s written options are collateralized securities held at the Options Clearing Corporation’s account at the Fund’s custodian. The securities pledged as collateral are included on the Schedule of Investments. Such collateral is restricted from the Fund’s use.

There were no options contracts written in the Value Line Income and Growth Fund, Inc. during the period ended June 30, 2014.

(L) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

2. Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

54

June 30, 2014

3. Reorganization

On December 13, 2012, the Board approved an agreement and plan of reorganization (the “Reorganization”) pursuant to which the Value Line U.S. Government Securities Fund, Inc. (the “Acquired Fund”) would merge into and become shareholders of the Value Line Core Bond Fund (the “Surviving Fund”). The Board believes the reorganization would be advantageous to the shareholders of both Funds for the reason that both Funds have similar investment objectives, improved performance and a larger and more diverse investment universe, potentially allowing for economies of scale to be realized over time.

On March 22, 2013, the Surviving Fund acquired all of the assets and assumed the liabilities of the Acquired Fund, in a tax-free exchange for Federal tax purposes, pursuant to the Reorganization approved by the Board of both Funds and shareholders of record of the Acquired Fund as of the applicable record date. All of the expenses incurred in connection with the Reorganization were paid by both the Acquired and Surviving Funds proportionately based on the Funds’ respective net assets. The total Reorganization costs are $172,439. The value of shares issued by the Surviving Fund is presented in the Statement of Changes in Net Assets. The following table sets forth the number of shares issued by the Surviving Fund, the net assets and unrealized appreciation or depreciation of the Acquired Fund immediately prior to the Reorganization, and the net assets of the Surviving Fund immediately prior to and after the Reorganization:

		Shares	Net Assets	Net Assets
Date of	Surviving	Issued In	Before	After
Reorganization	Fund	Acquisition	Reorganization	Reorganization
3-22-13	Value Line Core Bond Fund	14,453,737	$29,565,559	$102,961,637

Acquired
			Acquired	Portfolio
Date of	Acquired	Shares	Portfolio	Unrealized
Reorganization	Fund	Outstanding	Net Assets	Depreciation
3-22-13	Value Line U.S. Government Securities Fund, Inc.	6,308,486	$73,396,078	$1,483,441

Assuming the Reorganization had been completed on February 1, 2013, the beginning of the period for the Surviving Fund, the Surviving Fund’s pro forma results of operations for the year ended December 31, 2013 would have been as follows:

Net investment income	$1,580,309
Net loss on investments	$(4,057,854)
Net decrease in net assets from operations	$(2,477,545)

Because the combined investment portfolios have been managed as a single integrated portfolio since the closing of the Reorganization, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Surviving Fund’s Statement of Operations since March 22, 2013.

4. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

			Purchases of	Sales of U.S.
	Purchases of	Sales of	U.S. Government	Government
	Investment	Investment	Agency	Agency
Fund	Securities	Securities	Obligations	Obligations
Value Line Premier Growth Fund, Inc.	$9,096,074	$35,322,690	$—	$—
The Value Line Fund, Inc.	4,440,843	9,166,217	—	—
Value Line Income and Growth Fund, Inc.	62,560,235	45,566,830	3,209,078	14,435,755
Value Line Larger Companies Fund, Inc.	55,039,554	60,045,064	—	—
Value Line Core Bond Fund	40,369,760	22,135,580	16,595,733	38,509,059

55

Notes to Financial Statements (unaudited) (continued)

5. Income Taxes

At June 30, 2014, information on the tax components of capital is as follows:

				Net tax
	Cost of			unrealized
	investments	Gross tax	Gross tax	appreciation/
	for tax	unrealized	unrealized	(depreciation)
Fund	purposes	appreciation	depreciation	on investments
Value Line Premier Growth Fund, Inc.	$183,543,715	$209,314,244	$(344,866)	$208,969,378
The Value Line Fund, Inc.	67,458,595	58,599,248	(14,027)	58,585,221
Value Line Income and Growth Fund, Inc.	263,679,901	83,145,918	(1,055,178)	82,090,740
Value Line Larger Companies Fund, Inc.	138,748,802	77,995,432	(318,153)	77,677,279
Value Line Core Bond Fund	84,466,713	1,485,743	(554,085)	931,658

6. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

Advisory fees of $1,455,789, $424,644, $1,100,055, $783,587 and $209,515 for the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc., and Value Line Core Bond Fund, respectively, were paid or payable to the Adviser for the six months ended June 30, 2014. For the Value Line Premier Growth Fund, Inc. and Value Line Larger Companies Fund, Inc. advisory fees were computed at an annual rate of 0.75% of the daily net assets during the period. For The Value Line Fund, Inc. and Value Line Income and Growth Fund, Inc. advisory fees were computed at an annual rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% of the excess thereof. For the Value Line Core Bond Fund advisory fees were computed at an annual rate of 0.50% of the Fund’s average daily net assets during the period prior to any fee waivers. The Funds advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. Effective February 1, 2013, and voluntarily renewed annually through June 30, 2014, the Adviser contractually agreed to waive 0.10% of the advisory fee for the Value Line Core Bond Fund. The fees waived amounted to $41,903 for the period ended June 30, 2014. The Adviser has no right to recoup previously waived amounts.

The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. For the period ended June 30, 2014, fees amounting to $485,263, $153,788, $413,562, $261,196 and $104,757 before fee waivers for the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc., and Value Line Core Bond Fund, respectively, were accrued under this Plan. Effective May 1, 2009, and voluntarily renewed annually through July 31, 2013, the Distributor contractually agreed to waive The Value Line Fund, Inc.’s 12b-1 fee by 0.25%; effective August 1, 2013, the Distributor discontinued to waive The Value Line Fund, Inc.’s 12b-1 fee. Effective March 1, 2009, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee for the Value Line Income and Growth Fund, Inc. by 0.05%. Effective May 1, 2007, and voluntarily renewed annually through July 31, 2013, the Distributor contractually agreed to waive Value Line Larger Companies Fund, Inc.’s 12b-1 fee by 0.25%; effective August 1, 2013 and voluntarily renewed annually, the Distributor contractually agreed to waive the Value Line Larger Companies Fund, Inc.’s 12b-1 fee by 0.10%. Effective June 1, 2007, and voluntarily renewed annually, the Distributor contractually agreed to reduce the 12b-1 fee by 0.10% for the Value Line Core Bond Fund. The Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc. and Value Line Core Bond Fund’s fees waived amounted to $82,712, $104,478, and $20,951, respectively, for the six months ended June 30, 2014. The Distributor has no right to recoup previously waived amounts.

56

June 30, 2014

Effective July 5, 2012, the Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended June 30, 2014, fees amounting to $43,406, $2,880, $24,635 and $5,114 for the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Fund, Inc., respectively, were paid under the sub TA plan.

Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Certain officers and a trustee of the Adviser are also officers and a director of the Funds. At June 30, 2014, the officers and directors of the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Fund, Inc., and Value Line Core Bond Fund as a group owned less than 1% of the outstanding shares of each Fund.

7. Other

The Value Line Income and Growth Fund, Inc. received notice that it has been named as a defendant in In re: Tribune Company Fraudulent Conveyance Litigation, Consol. MDL 11 MD 2296 (RJS), which includes two specific cases in which the Fund is named, Kirschner, as Litigation Trustee for the Tribune Litigation Trust v. Fitzsimone, et al., 12 CV 02652 (RJS) (The “Trustee Litigation”) and Deutsche Bank Trust Company Americas, in its Capacity as Successor Indenture Trustee for Certain Series of Senior Notes, et al. v. Adaly Opportunity Fund TD Securities Inc. c/o Adaly Investment Management Co., et al., No. 1:11-cv-04784-RJH (S.D.N.Y.) (the “Adaly Action”). The Adaly Action is part of a larger group of noteholder and individual creditor complaints, which were dismissed by the lower federal district court on September 23, 2013, but are now part of an appeal by counsel for some of the individual creditors. Both the Adaly Action and Trustee Litigation seek to recover alleged transfers received in connection with the purchase, repurchase or redemption of Tribune stock as a result of a 2007 leveraged buyout and tender offer. The alleged value of the proceeds received by the Fund is $490,522 (less than 1% of net assets) and the Fund will incur legal expenses in the defense of these actions. Management continues to assess the actions and has made no determination about the effect, if any, on the Fund’s net assets and results of operations.

57

Fund Expenses (unaudited)

Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2014 through June 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	paid during
	account value	account value	period 1/1/14
	1/1/14	6/30/14	thru 6/30/14*
Actual
Value Line Premier Growth Fund, Inc.	$1,000.00	$1,043.54	$6.16
The Value Line Fund, Inc.	1,000.00	1,041.48	6.17
Value Line Income and Growth Fund, Inc.	1,000.00	1,055.29	5.50
Value Line Larger Companies Fund, Inc.	1,000.00	1,055.14	5.68
Value Line Core Bond Fund	1,000.00	1,035.15	5.69
Hypothetical (5% return before expenses)
Value Line Premier Growth Fund, Inc.	1,000.00	1,018.76	6.09
The Value Line Fund, Inc.	1,000.00	1,018.75	6.10
Value Line Income and Growth Fund, Inc.	1,000.00	1,019.44	5.41
Value Line Larger Companies Fund, Inc.	1,000.00	1,019.27	5.58
Value Line Core Bond Fund	1,000.00	1,019.20	5.64

*
Expenses are equal to the Funds’ annualized expense ratio of 1.22%, 1.22%, 1.08%, 1.11%, and 1.13%, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

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Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENTS FOR THE VALUE LINE FUND, INC., VALUE LINE INCOME AND GROWTH FUND, INC., VALUE LINE LARGER COMPANIES FUND, INC., VALUE LINE PREMIER GROWTH FUND, INC., AND VALUE LINE CORE BOND FUND

The Investment Company Act of 1940 (the “1940 Act”) requires the Boards (the “Board”) of The Value Line Fund, Inc. (“Value Line Fund”), Value Line Income and Growth Fund, Inc. (“Income & Growth Fund”), Value Line Larger Companies Fund, Inc. (“Larger Companies Fund”), Value Line Premier Growth Fund, Inc. (“Premier Growth Fund”), and Value Line Core Bond Fund (“Core Bond Fund”) (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors or Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management.

In considering whether the continuance of a Fund’s Agreement was in the best interests of such Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In selecting the Adviser and approving the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding: (i) the investment performance of the Fund, including comparisons to a peer group of funds representing its Performance Universe (as described below), and its benchmark index, both as classified and prepared by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) purchases and redemptions of the Fund’s shares; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) the Fund’s management fee, transfer agent, sub-transfer agent (if applicable) and custodian fees, Rule 12b-1 fee, and other non-management expenses, to those incurred by a peer group of funds representing its Expense Group (as described below), and a peer group of funds representing its Expense Universe (as described below); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper index, as selected objectively by Lipper (the “Lipper Index”).

In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) each Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

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Semi-Annual Report

The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in their Fund.

Performance Universes, Expense Groups and Expense Universes.

Value Line Fund. The Performance Universe for Value Line Fund consists of the Fund and all retail and institutional multi-cap growth funds, regardless of asset size or primary channel of distribution. The Expense Group for Value Line Fund consists of the Fund, 16 other retail no-load multi-cap growth funds, and one retail no-load large-cap growth fund, as selected objectively by Lipper. The Expense Universe for the Fund consists of its Expense Group and all other retail no-load multi-cap growth funds and large-cap growth funds (excluding outliers), as selected objectively by Lipper.

Core Bond Fund. The Performance Universe for Core Bond Fund consists of the Fund and all retail and institutional core bond funds, regardless of asset size or primary channel of distribution. The Expense Group for Core Bond Fund consists of the Fund and 10 other retail no-load core bond funds, as selected objectively by Lipper. The Expense Universe for the Fund consists of its Expense Group and all other retail no-load core bond funds (excluding outliers), as selected objectively by Lipper.

Income & Growth Fund. The Performance Universe for Income & Growth Fund consists of the Fund and all retail and institutional mixed-asset target allocation moderate funds, regardless of asset size or primary channel of distribution. The Expense Group for Income & Growth Fund consists of the Fund, three other retail no-load mixed-asset target allocation moderate funds, and 11 retail no-load mixed-asset target allocation growth funds, as selected objectively by Lipper. The Expense Universe for the Fund consists of its Expense Group and all other retail no-load mixed-asset target allocation moderate funds and retail no-load mixed-asset target allocation growth funds (excluding outliers), as selected objectively by Lipper.

Larger Companies Fund. The Performance Universe for Larger Companies Fund consists of the Fund and all retail and institutional large-cap growth funds, regardless of asset size or primary channel of distribution. The Expense Group for Larger Companies Fund consists of the Fund and 12 other retail no-load large-cap growth funds, as selected objectively by Lipper. The Expense Universe for the Fund consists of its Expense Group and all other retail no-load large-cap growth funds (excluding outliers), as selected objectively by Lipper.

Premier Growth Fund. The Performance Universe for Premier Growth Fund consists of the Fund and all retail and institutional multi-cap growth funds, regardless of asset size or primary channel of distribution. The Expense Group for Premier Growth Fund consists of the Fund, 11 other retail no-load multi-cap growth funds, and one retail no-load mid-cap growth fund, as selected objectively by Lipper. The Expense Universe for the Fund consists of its Expense Group and all other retail no-load multi-cap growth funds and mid-cap growth funds (excluding outliers), as selected objectively by Lipper.

The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed each Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index as described below for each Fund.

Value Line Fund. The Board noted that the Fund outperformed the Performance Universe average and the Lipper Index for the three-year period ended March 31, 2014. The Board also noted that the Fund’s performance for the one-year, five-year and ten-year periods ended March 31, 2014 was below the performance of the Performance Universe average and the Lipper Index.

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Semi-Annual Report

Core Bond Fund. The Board reviewed the Fund’s overall investment performance for various periods of time and compared it to the Performance Universe average and the Lipper Index since the change in the Fund’s investment approach from a high yield fund to a core bond fund on December 3, 2012, which the Board determined was the most relevant time period for these purposes. The Board noted that the Fund underperformed the Performance Universe average and the Lipper Index for the one-year period ended March 31, 2014. The Board also noted that the Fund outperformed the Performance Universe average but not the Lipper Index for the period December 3, 2013 to ended March 31, 2014.

Income & Growth Fund. The Board noted that the Fund outperformed the Performance Universe average and the Lipper Index for the one-year, three-year and ten-year periods ended March 31, 2014. The Board also noted that the Fund’s performance for the five-year period ended March 31, 2014 was slightly below the performance of the Performance Universe average and below the performance of the Lipper Index.

Larger Companies Fund. The Board noted that the Fund outperformed the Performance Group average for the one-year, three-year and ten-year periods and underperformed the Performance Group average for the five-year period ended March 31, 2014. The Board also noted that, similar to the average performance by the Performance Group, the Fund underperformed the Lipper Index for the one-year, three-year, five-year and ten-year periods ended March 31, 2014.

Premier Growth Fund. The Board noted that the Fund underperformed the Performance Universe average and the Lipper Index for the one-year period ended March 31, 2014. The Board also noted that the Fund outperformed the Performance Universe average and slightly underperformed the Lipper Index for the three-year period ended March 31, 2014, and that the Fund outperformed both the Performance Universe average and the Lipper Index for the five-year and ten-year periods ended March 31, 2014.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the low turnover of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee. The Board considered the Adviser’s management fee rate under each Fund’s Agreement relative to the management fee rate applicable to the funds in such Fund’s Expense Group and Expense Universe, both before and after applicable fee waivers, as described below for each Fund. The Board noted that the Adviser bears the costs of providing fund accounting services for each of the Funds as part of the management fee. The Board was informed that, unlike the management fee rates for the Funds, the management fee rates for funds in the Expense Groups and Expense Universes most likely did not cover the costs of administrative and fund accounting services being provided to funds in the Expense Groups and Expense Universes. Accordingly, each Fund’s management fee rate would compare more favorably to such other management fee rates if the costs of administrative and fund accounting services were so included. After a review of the information provided to the Board, the Board concluded that each of the Fund’s management fee rates was satisfactory for the purpose of approving continuance of each Fund’s Agreement.

Value Line Fund. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group median. After giving effect to fee waivers applicable to certain funds, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group median and higher than that of the Expense Universe median.

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Semi-Annual Report

Core Bond Fund. Before giving effect to the Fund’s existing fee waiver of 0.10% of the Fund’s average daily net assets and fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was slightly lower than that of the Expense Group median. After giving effect to applicable fee waivers, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was the same as that of the Expense Group median and higher than that of the Expense Universe median. The Adviser and the Board agreed to further reduce the Fund’s management fee rate by increasing the amount of the waiver of the Fund’s management fee (effective July 1, 2014) and extend the period of the contractual fee waiver for another one-year period ending June 30, 2015. This new waiver is in an amount equal to 0.20% of the Fund’s average daily net assets and effectively reduces the Fund’s management fee rate from 0.50% to 0.30% of the Fund’s average daily net assets. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Adviser. The Board noted that, as a result of this new waiver, the management fee rate paid by the Fund will be lower than that of both the Expense Group and Expense Universe medians.

Income & Growth Fund. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group median. After giving effect to fee waivers applicable to certain funds, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group median and slightly higher than that of the Expense Universe median.

Larger Companies Fund. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was slightly lower than that of the Expense Group median. After giving effect to fee waivers applicable to certain funds, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was approximately the same as that of the Expense Group median and higher than that of the Expense Universe median.

Premier Growth Fund. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group median. After giving effect to fee waivers applicable to certain funds, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was approximately the same as that of the Expense Group median and higher than that of the Expense Universe median.

Expenses. The Board also considered each Fund’s total expense ratio relative to its Expense Group and Expense Universe averages as described below for each Fund. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.

Value Line Fund. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Expense Group median and higher than that of the Expense Universe median, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe.

Core Bond Fund. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Expense Group median and the Expense Universe median, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe. In addition to the management fee waiver described above, the Distributor and the Board agreed to further reduce the Fund’s Rule 12b-1 fee rate (effective July 1, 2014) and extend the period of the contractual waiver for another one-year period ending June 30, 2015. This new waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0.10% of the Fund’s average daily net assets. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board noted that, as a result of this new waiver and the new management fee waiver described above, the Fund’s expense ratio will be lowered by 0.35% of the Fund’s average daily net assets during the waiver period.

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Semi-Annual Report

Income & Growth Fund. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Expense Group median and the Expense Universe median, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Expense Universe. The Board also noted the Fund’s expense ratio will be higher by 0.05% of the Fund’s average daily net assets as a result of the expiration of the existing contractual waiver of a portion of the Fund’s 12b-1 fee effective July 1, 2014.

Larger Companies Fund. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Expense Group median and higher than that of the Expense Universe median, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe. The Distributor and the Board agreed that the existing contractual waiver of a portion of the Fund’s Rule 12b-1 fee will continue in effect for another one-year period ending June 30, 2015. This waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0.15% of the Fund’s average daily net assets. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor.

Premier Growth Fund. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was slightly lower than that of the Expense Group median and higher than that of the Expense Universe median, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the steps taken by the Adviser to enhance the portfolio management process, including improvements to how the Funds’ cash balances are invested and the Adviser’s hiring of a fixed income analyst, the additional resources devoted by the Adviser to enhance its and the Funds’ overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with each of the Funds, such as a more robust website. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers. With respect to the Value Line Fund, Income & Growth Fund, Larger Companies Fund and Premier Growth Fund only, the Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services, but the Board considered that the Fund’s payment of such fees to financial intermediaries might reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable.

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Semi-Annual Report

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.

Economies of Scale.

Value Line Fund. The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the first $100 million of the Fund’s average daily net assets are subject to a fee at the rate of 0.70% and any additional assets are subject to a fee at the rate of 0.65%. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more break points to the fee structure was not currently necessary.

Income & Growth Fund. The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the first $100 million of the Fund’s average daily net assets are subject to a fee at the rate of 0.70% and any additional assets are subject to a fee of 0.65%. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more break points to the fee structure was not currently necessary.

Larger Companies Fund; Premier Growth Fund; Core Bond Fund. The Board considered that, given the current and anticipated size of each Fund, any perceived and potential economies of scale were not yet a significant consideration for any of these Funds and that the addition of break points to the fee structures was not currently necessary.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser. The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.

Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreements and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a management fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue each Agreement as in the best interest of that Fund and its shareholders.

64

The Value Line Family of Funds

In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.
**	Formerly known as the Value Line Aggressive Income Trust.
***	Formerly known as the Value Line Emerging Opportunities Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5.  Audit Committee of Listed Registrants

  Not Applicable.

Item 6.  Investments

  Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

  Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

  Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

  Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

  Not Applicable

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	Septeember 9, 2014